                                                                  Exhibit 10.210

                               THOMAS DOBYNS, INC.

                           A PROFESSIONAL CORPORATION

                                 ATTORNEY AT LAW

                        653 SOUTH "B" STREET, SUITE 100
                          TUSTIN, CALIFORNIA 92780-7753
                                 (714) 838-5588
                               FAX (714) 838-1632

Gary Pechter, Counsel                                 June 10, 2004
INLAND REAL ESTATE
    ACQUISITIONS, INC.
2901 Butterfield Road                                 via fedex and fax to
Oak Brook, IL  60523                                  630/218-4900

Re:  Purchase of Fullerton Metrocenter,
     Fullerton, CA.
     ----------------------------------

Dear Gary:

This will confirm the mutual understanding and agreement of Seller and Buyer in the captioned transaction that the Purchase and Sale Agreement and Joint Escrow Instructions dated May 18, 2004 (the "Purchase Agreement") is amended as follows:

     1. At the request of Buyer, the Review Period set forth in Section 2.3 of the Purchase Agreement is extended such that the Review Period shall expire at 5:00 PM on JUNE 18, 2004.

     2. Section 1.3 of the Purchase Agreement is amended to provide that if Buyer has not elected to terminate the Purchase Agreement at expiration of the Review Period, Buyer shall deposit the $1,000,000.00 Deposit into Escrow not later than 5:00 PM CDT on JUNE 18, 2004.

     3. Section 7.1 of the Purchase Agreement is amended to provide that the Close of Escrow shall occur on JUNE 30, 2004.

I represent that I am authorized by the Seller to enter into this amendment to the Purchase Agreement on behalf of Seller and you are entitled to rely on this authorization.

Please confirm the foregoing is acceptable to Buyer by executing and returning (by fax and mail) a copy of this letter.

Gary Pechter
Sr. Vice President and
Sr. Counsel
INLAND REAL ESTATE GROUP
June 10, 2004

Page Two


Thank again for your help.

Best regards,                      THE UNDERSIGNED CONFIRMS THAT HE IS
                                   AUTHORIZED TO EXECUTE THIS LETTER AMENDMENT
/s/ Thomas Dobyns                  ON BEHALF OF BUYER WHEREBY TO BIND BUYER TO
                                   THE TERMS AND CONDITIONS HEREOF. SELLER IS
THOMAS DOBYNS                      ENTITLED TO RELY ON THIS AUTHORIZATION

TD-o
xc: client, HBJ                        /s/ Gary Pechter
                                   ---------------------------------------------
                                   Gary Pechter, Senior Vice President
                                   and Senior Counsel

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FULLERTON METROCENTER

                      SECOND AMENDMENT TO PURCHASE AND SALE
                     AGREEMENT AND JOINT ESCROW INSTRUCTIONS

     This Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions (the "SECOND AMENDMENT") is entered into as of June 30, 2004, by and between ANATON ASSOCIATES, a California limited partnership, as SELLER, and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, as BUYER, based on the following:

                                R E C I T A L S:

     A. Seller and Buyer executed a Purchase and Sale and Joint Escrow Instructions dated as of May 18, 2004 (the "Purchase Agreement") whereby Seller agreed to sell and Buyer agreed to purchase certain property known as FULLERTON METROCENTER (the "PROPERTY"), as more particularly described therein.

     B. The Purchase Agreement was amended by letter amendment dated as of June 10, 2004 (the "First Amendment").

     C. The parties desire to further modify, amend and supplement the Purchase Agreement and for that purpose enter into this Second Amendment.

IN CONSIDERATION OF THE MUTUAL COVENANTS HEREIN SET FORTH AND OTHER VALUABLE CONSIDERATION, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, SELLER AND BUYER AGREE:

     1. CLOSE OF ESCROW. Buyer and Seller agree that Close of Escrow shall occur as soon as practicable on or before June 30, 2004.

     2. BENNIGANS LEASE. The parties acknowledge that the lease dated November 10, 1986 (the "BENNIGANS LEASE") between Seller and Steak and Ale of California, Inc. dba Bennigans (herein "BENNIGANS") has been unilaterally terminated by Bennigans without the consent of Seller. The premises covered by the Bennigans Lease is known as Pad K, having a street address of 1401 S. Harbor Blvd., Fullerton, CA. (the "BENNIGANS PREMISES"). As a result of Bennigans' Lease termination, the rental income to be earned from the Bennigans Lease cannot be reasonably expected to continue after Buyer has acquired the Property from Seller. Buyer agrees to purchase the Property from Seller notwithstanding the termination of the Bennigans Lease and Seller agrees to do the following with respect to the Bennigans Lease:

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          (a) Commencing on the date of Close of Escrow, Seller shall pay Buyer an amount equal to the total of the following:

               (i) the monthly rent in the amount of $11,090.00;

               (ii) the monthly estimated common area maintenance expenses ("CAM") in the amount of $967.00;

               (iii) an estimated amount for real estate taxes in the current amount of $1,677.00 based on an annual amount of $20,121.00 [which is subject to increase based on the sale of the Property to Buyer]; and

               (iv) Seller shall pay a pro rata share of Buyer's fire and extended coverage insurance for the Bennigans Premises based upon a fraction, the numerator of which shall be 7,180 sq.ft. and the denominator of which shall be the square footage of all premises on the Property for which Buyer (as new Landlord) provides fire and extended coverage; but in no event shall Seller be required to pay any portion of earthquake coverage for the Bennigans Premises. General commercial liability insurance costs for the common areas are included as part of CAM and not paid separately by Seller.

Other than the foregoing, Seller shall have no other obligations or liability to Buyer under the Bennigans Lease.

          (b) Seller's obligations under Section 2(a), above, shall cease, terminate and be of no further force or effect on the earlier of the following on occur: (i) Seller has made twenty-four (24) months of payments pursuant to
Section 2(a); or (ii) the date that a Qualified Tenant (defined below) for the Bennigans Premises has opened for business and commenced payment of rent. Upon commencement and termination of Seller's obligations under Section 2(a), all monetary obligations for a partial month shall be pro-rated based on the number of days in the partial month.

          (c) For as long as Seller is obligated to make payments pursuant to
Section 2(a), above, Seller shall have a continuing right to locate a replacement tenant for the Bennigans Premises. Buyer shall accept a replacement tenant for the Bennigans premises if all of the following conditions are satisfied:

               (i) The prospective tenant (whether individually or as the majority beneficial owner of a corporation, limited liability company or other legal entity) has a minimum of ten (10) years experience in the restaurant business, including ownership of at least one (1) other restaurant location which restaurant has been operating profitably for at least the past two (2) calendar years.

               (ii) The prospective tenant has a minimum net worth of $1,000,000.00 and cash liquidity of at least $100,000.00. The net worth of the prospective tenant may be determined by including personal assets of a corporate or other legal entity provided a personal guaranty is given by the individual whose personal assets are used to satisfy the net worth and liquidity requirements.

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               (iii) The prospective tenant has no history of a bankruptcy filing (voluntary or involuntary) nor litigation involving issues or allegations of failure to pay debts during the previous seven (7) years.

               (iv) The lease with the prospective tenant shall be for a minimum term of five (5) years at a rental rate not less than the rental rate in effect for the balance of the Bennigans Lease (exclusive of options), i.e., expiring March, 2008. For any period beyond March 2008, the rent shall be increased at an annual rate of not less than the cost of living (using the Index and calculations set forth in Seller's standard lease form) but in no event greater than 12.5% every five (5) years.

               (v) Seller shall be solely responsible for all brokerage commissions, tenant concessions such as "free rent" periods, and any tenant improvement allowance which Seller negotiates with the prospective tenant.

               (vi) The balance of the lease terms with the prospective tenant shall include standard and customary language found in Seller's standard lease form, including provisions for payment of real estate taxes, insurance and common area maintenance expenses.

Any prospective tenant satisfying the foregoing criteria (herein a "QUALIFIED TENANT") shall be deemed acceptable to Buyer and Buyer shall enter into a lease with such prospective tenant upon presentation of a tenant and a lease which substantially satisfy the foregoing conditions.

Buyer shall have the right to decline to accept any tenant presented by Seller which satisfies the foregoing conditions by giving Seller written notice thereof ("BUYER'S DECLINE NOTICE") within five (5) business days after Buyer has tendered to Seller all of the information reasonably necessary for Buyer to determine whether the prospective tenant satisfies conditions in Section 2(c)(i)-(vi), above. In the event Buyer gives Seller a Buyer's Decline Notice, Seller's obligations under Section 2(a) shall terminate and be of DO further force or effect, commencing on the first day of the calendar month following receipt of Buyer's Decline Notice.

          (d) In the event Seller elects, in Seller's sole discretion, to commence legal action against Bennigans for breach of the Bennigans Lease (or any other remedy raised thereto), Seller shall be solely responsible for all costs and expenses (including attorneys fees) in initiating and prosecuting such legal action and shall be entitled to retain all settlement and judgment amounts which Seller may obtain against Bennigans and Buyer shall have no right, title or interest in any part thereof.

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     3. H & R BLOCK LEASE. H&R Block Tax Services, Inc. ("BLOCK") leases space
N-5 and commonly known as 1577 S. Harbor Blvd., Fullerton, CA. 92832 (the "BLOCK PREMISES") under a written lease with Seller dated as of August 4, 1999 (the "BLOCK LEASE"). The Lease Term expires on September 30, 2004 ("LEASE EXPIRATION DATE"), and the option to renew the Lease Term provided in the Block Lease has expired unexercised. If Block elects to extend the Block Lease, with the consent of Buyer as determined by Buyer in Buyer's sole discretion, Seller agrees as follows:

          (a) In the event Buyer agrees to allow Block to extend the Lease Term but such extension includes provisions for Block to reduce its total floor area (such that the Block Premises is divided into multiple premises), Seller shall pay up to a maximum of $40,000.00 (the "BLOCK TI ALLOWANCE") for costs related to demising the Block Premises into multiple premises provided that Seller shall have the exclusive right to select the contractor to perform the Block Premises demising work. Seller shall also pay for Seller's attorney to prepare a lease amendment reasonably acceptable to Buyer memorializing the terns and conditions of the extension of the term of the Block Lease. Seller shall also supervise the progress of such demising work to its completion. Seller shall cause Seller's contractor to prepare a written estimate of the total cost of the Block Premises demising work for Buyer's prior approval which will not be unreasonably withheld or delayed. If Buyer disapproves Seller's contractor's estimate for the demising work, Buyer may hire a different contractor to perform the demising work but in such event Seller shall only be required to pay Buyer the Block TI Allowance and Seller shall have no further obligation or liability with respect to the Block Lease.

          (b) Buyer shall be solely responsible for all costs related to the reduction in floor area of the Block Premises which exceed the Block TI Allowance.

          (c) If Block elects not to extend the Lease Term beyond the Lease Expiration Date, or if Buyer elects not to allow for a Lease Term extension for whatever reasons Buyer deems appropriate in Buyer's sole election, then in lieu of the Block TI Allowance, Seller shall pay to Buyer a one-time fee of $40,000.000 which shall be payable within ten (10) days after Seller's receipt of a written notice from Buyer that the Block Lease will not be extended beyond the lease Expiration Date.

          (d) Other than the foregoing, Seller shall have no further obligations or liability to Buyer with inspect to the Block Lease.

     4. WILD OATS MARKETS/HENRY'S LEASE. With respect to the lease between Seller and Wild Oats, referenced in Sections 10.1 through 10.5 of the Purchase
Agreement:

          (a) Seller has given Wild Oats, and Wild Oats has acknowledge receipt of, a Delivery Notice [as defined an Section 2.1(c) of Exhibit C to the Wild Oats lease] whereby Seller shall deliver the Wild Oats Premises to Wild Oats on July 16, 2004. In the event the liquidated damages provisions set forth in
Section 2.1(c) of Exhibit C to the Lease shall be applicable for any reason, Seller agrees that Seller shall be solely responsible for the payment of all such liquidated damages and Seller shall indemnify and hold Buyer harmless from and against any and all liability for such liquidated damages.

          (b) The Wild Oats premises have been measured by the project architects pursuant to Section 2.4 of the Wild Oats lease. The project architects have certified the Wild Oats premises to be a total square footage of 28,165 sq.ft. (the "CERTIFIED SQUARE FOOTAGE"). Although this area exceeds the area of 28,092 sq.ft., set forth in Section 1.8 of the Wild Oats lease, the parties agree that there shall be no adjustment in the Purchase Price or other monetary consideration due to the larger area. In consideration of the foregoing, Buyer Agrees to accept Base Rent from Wild Oats based upon 28,092 sq.ft. if Wild Oats refuses to pay a greater amount based on square footage exceeding 28,092 sq.ft

          (c) Wild Oats shall be allowed to use space in the Shopping Center as a temporary employment office, subject to the following conditions:

               (i) Wild Oats shall use the space formerly occupied by Strouds and located at 1361 South Harbor Blvd. (the "TEMPORARY SPACE").

               (ii) Wild Oats may use the Temporary Space for the period of July 15, 2004, through August 15, 2004, at no cost to Wild Oats, except that Wild Oats shall pay for the following: (1) utilities used in the Temporary Space, (2) commercial general liability insurance coverage for the Temporary Space consistent with Wild Oats' insurance requirements pursuant to Section 12.1 (a) of the Wild Oats lease, (3) Wild Oats shall not make any changes, alterations or modifications to the Temporary Space, and (4) Wild Oats' occupancy of the Temporary Space shall be in compliance with all laws, codes, statutes, regulations and permits applicable thereto.

     5. TANG DBA BIG ISLAND BBO LEASE.

          (a) In addition to the Security Deposit of $2,616.00 paid by Big Island BBQ under its Lease, Seller collected advance Minimum Rent of $2,616.00 and advance Adjustments in the sum of $415.00 for a total of $3,031.00. Because the right to receipt of the advance payments will accrue entirely to the benefit of Buyer, Buyer will receive a credit at Close of Escrow in the sum of $3,031.00. However, this credit shall NOT be in addition to the overall credit for July rents provided in Section 12, below.

          (b) The Security Deposit shall be subject to the customery provisions governing transfer of tenants security deposits at Close of Escrow.

          (c) As a result of Big Island BBQ commencing payment of Minimum Rent effective as of July 1, 2004, this tenant shall no longer be subject to the provisions of Section 10.8 of the Purchase Agreement. However, the Unaccrued Rent Amount set forth in Section 10.8 shall not be reduced as a result of the deletion of Big Island BBQ Section 10.8.

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     6. CONDITIONS OF TITLE SATISFIED. Buyer acknowledges and agrees that all of
Buyer's conditions regarding title matters and Permitted Exceptions, as provided in Section 2.1 and its subsections, have been approved by Buyer and all such conditions are deemed satisfied.

     7. DUE DILIGENCE DOCUMENTS. Buyer acknowledges and agrees that all of Buyer's conditions regarding Due Diligence Documents, as provided in Section 2.2 and its subsections, have been approved by Buyer and all such conditions are deemed satisfied.

     8. ESTOPPEL CERTIFICATES. Buyer acknowledges and agrees that Seller has provided all of the Tenant Estoppel Certificates (defined in Section 3.1.3) required by the Purchase Agreement and that Seller is not required to provide a Seller Lease Estoppel Certificate (as provided in Section 3.1.6 of the Purchase Agreement) for any tenant of the Property.

     9. LEASEHOLD ESTOPPEL CERTIFICATES. Buyer acknowledges that Seller has provided all of the Leasehold Estoppel Certificates provided for in Section 3.2 of the Purchase and the Leasehold Estoppel Certificates are acceptable to Buyer. Seller acknowledges that Seller is still required to provide Buyer with Seller Lease Estoppel Certificates for each tenant who fails to return a Tenant Estoppel Certificate.

     10. TENANT IMPROVEMENT ALLOWANCES. Regarding the TI Allowances appearing in
Section 10.6 of the Purchase Agreement, there is no change in the total of $115,000.00 and that aim shall be retained by Escrow and paid pursuant to a Joint Escrow Order at such time that Seller designates each TI Allowance payment to be made.

     11. ESCROWED FUNDS FOR WILD OATS CONSTRUCTION. Section 10.2 is modified to provide that in lien of escrowing funds with Builders Control Service, Co., the following shall be applicable:

          (a) Seller represents that approximately $400,000.00 is still to be paid for the cost of the Wild Oats build-out of its Premises. Seller acknowledged and agrees that the sum of $400,000.00 shall be retained by Escrow and disbursed in accordance Section 11(b), below.

          (b) Seller and Buyer shall sign a Joint Escrow Order which provides that upon Escrow's receipt of an invoice from HOFMANN-FINN CONSTRUCTION, which has been approved by Howard B. Jones, on behalf of ANATON ASSOCIATES, Escrow shall disburse payment to Hofmann-Finn for the amount of such invoice without further notice or demand. Buyer shall have no rights of approval or consent with respect to payment of invoices from this hold-back fund and this funds is being established only to assure that the funds are available for payment for completion of the Wild Oats build-out.

     12. TENANT RENTS FOR JULY 2004. Supplementing Section 7.5.1.1, at Close of Escrow Buyer shall be credited with the collectible rents (included estimated common area maintenance assessments) which accrue for the month of July 2004. Based upon the certified rent roll for the month of July, 2004, the parties agree that this is a total of $407,162.71. As a result of the foregoing credit, Seller shall be entitled to receive, negotiate and retain all tenant rent payments received for the month of July 2004 even if such tenant payments are received by Buyer's agent or property manager and regardless of when such tenant payments are ultimately paid or received. If necessary, Buyer shall instruct Buyer's agent and/or property manager to turn over all such tenant payments to Seller promptly when received, without offset or deduction of any kind.

     13. DELINQUENT TENANT RENTS AND OTHER AMOUNTS OWED SELLER. Seller shall be exclusively entitled to all rents, common area charges and other monetary obligations which have accrued and are due Seller, but are unpaid, as of the Close of Escrow. After Close of Escrow Seller may pursue collection of all delinquent amounts owed Seller by whatever legal means available to Seller, provided, however, that Seller shall not be allowed to (i) terminate any tenant's lease nor {ii) commence any action for the eviction of any tenant from its premises.

     14. RECONCILIATION OF CAM RECEIPTS AND DISBURSEMENTS. Supplementing Section 7.5.1.1(C) of the Purchase Agreement.

          (a) Based upon a 7-page interim CAM reconciliation prepared by the Property Manager, Buyer shall receive a credit at Close of Escrow in the sum of $41,995.00 (the "CAM ADJUSTMENT").

          (b) The parties agree that if the calculation of the CAM Adjustment is determined to be incorrect in a material amount after Close of Escrow, an adjustment shall be made. For purposes hereof, a "material amount" shall be an amount which is in excess of five (5.0%) of the CAM Adjustment.

          (c) Invoices for CAM expenses received after Close of Escrow shall be paid by Buyer ("ACCRUED CAM BILLS"). Buyer shall pay the Accrued CAM Bills upon presentment and shall indemnify and hold Seller harmless, from all claims, liability, judgments, damages, attorney's fees and costs arising out of or related to the failure or refusal by Buyer to pay in full the Accrued CAM Bills.

     15. RECONCILIATION OF RESERVES. Supplementing Section 7.5.l.3, represents the Reserves balance is approximately $93,694.00 which amount will be credited to Buyer as of Close of Escrow. Seller advises Buyer that the following repairs are scheduled to be performed in June 2004: (i) approximately $22,500.00 for Petromat surfacing of parking area; (ii) approximately $35,000.00 for parking lot repairs; and (iii) approximately $40,000.00 for parking lot slurry seal and restriping. Of the foregoing total of approximately $97.500.00, approximately 28% is chargeable to Reserves, or the approximate sum of $27,300.00. The total cost of approximately $97,500.00 will be paid by Buyer upon receipt of invoices and Reserves will be charged with its pro rate thereof.

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     16. JULY RENT FOR RESTATED GROUND LEASE. Rent accruing under the Restated
Ground Lease for the month of July 2004 in the sum of $34,584.00 shall be paid by Seller and Seller shall receive a credit at Close of Escrow for the amount thereof (subject to proration, if necessary).

     17. DESIGNATION OF MANAGING PARTNER. Seller hereby designates Howard B. Jones (individually and/or as trustee of his revocable trust dated 12/02/1982) as the Managing Partner for all purposes of this transaction and Howard B. Jones shall have the authority and power to execute all additional and related contracts, agreements, escrow instructions, assignments, title documents (including all amendments, revisions, modifications thereof) and any and all other related and pertinent documents arising out of or related to this transaction, on behalf of Seller and his signature alone shall have the same force and effect to irrevocably bind Seller as if all the partners of Seller had duly executed and acknowledged each such document.

     18. ENTIRE AGREEMENT. This is the entire agreement between the parties with respect to the subject matter of this Amendment. All previous discussions, premises, inducements, statements, negotiations and representations are expressly contained herein or have been superseded hereby. There are no contemporaneous agreements between the parties regarding the subject matter of this Amendment.

     19. BINDING ON ASSIGNS. The terms, covenants, conditions and provisions of this Amendment shall be binding upon and inure to the benefit of the lawful assigns and transferees of the parties.

     20. REMAINING TERMS AND CONDITIONS. Except as expressly amended hereby, all tersm, covenants, conditions and provisions of the Purchase Agreement remain in full force and effect.

     21. COUNTERPARTS AND FACSIMILE SIGNATURES. This agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this agreement may be detached from any counterpart of this agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this agreement identical in form hereto but having attached to it one or more additional signature pages.

SIGNATURE PAGE FOLLOWS

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     IN WITNESS WHEREOF, the parties have executed this Second Amendment as evidenced by the authorized signatures below.

ASSIGNOR

ANATON ASSOCIATES,
A California limited partnership


By:   /s/ Howard B. Jones                            Dated: 6/30/2004
    -------------------------------                         --------------
      Howard B. Jones, III, Trustee of the
      Revocable Trust dtd 12/2/1982, as
      General Partner


By:   /s/ David M. Whitney                           Dated:  6/30/2004
    -------------------------------                         --------------
      David M. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/1991,
      as General Partner


By:   /s/ Janet N. Whitney                           Dated:  6/30/2004
    -------------------------------                         --------------
      Janet N. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/191,
      as General Partner


By:   Fullerheim Partners, Ltd.
      A California limited partnership,
      as General Partner

      By: /s/ John W. Phelps                        Dated:  6/30/2004
         --------------------------                         --------------
           John W. Phelps II, General Partner

      By: /s/ James S. Phelps                       Dated:  6/30/2004
         --------------------------                         --------------
           James S. Phelps, General Partner

     IN WITNESS WHEREOF, the foregoing Second Amendment has been executed as evidenced by this authorized signature(s) below.

BUYER

INLAND REAL ESTAE ACQUISITIONS, INC.

By: /s/ [ILLEGIBLE]
    -------------------------------

Its:  SR V.P.
     ---------------------------

Dated: 6/30/04
       ----------------------


INLAND WESTERN FULLERTON METROCENTER, L.L.C.
A Delaware limited liability company

By:   Inland Western Retail Real Estate Trust, Inc.
      A Maryland corporation, its sole member

      By: /s/ [ILLEGIBLE]
          ---------------------------

      Its: [ILLEGIBLE]
           --------------------------

Dated:  6/30/04
       ------------------

FULLERTON METROCENTER

                           PURCHASE AND SALE AGREEMENT
                          AND JOINT ESCROW INSTRUCTIONS

     This Purchase and Sale Agreement and Joint Escrow Instructions (the "AGREEMENT") is dated, for reference purposes only, MAY 18, 2004 (the "EFFECTIVE DATE"), and is executed on the dates set opposite the signatures below, by and between ANATON ASSOCIATES, a California limited partnership (the "SELLER"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (the "BUYER").

                                    RECITALS:

     A. Seller owns the interests described below in, and operates and manages, certain real property and improvements located at the southwest corner of Orangethorpe Avenue and Harbor Blvd. in the City of Fullerton (the "CITY"), County of Orange, State of California, which is commonly known as FULLERTON METROCENTER (the "PROPERTY"). A site plan depicting the Property is attached hereto as Exhibit A-l.

     B. Seller has a leasehold interest in a portion of the Property, as granted by that certain Amended and Restated Ground Lease dated as of December 1, 2003 (the "RESTATED GROUND LEASE"), between FULLERTON METRO CENTER, LLC, a Delaware limited liability company, as Landlord (the "GROUND LEASE LANDLORD") and Seller, as Tenant, covering certain portions of the Property commonly known as the "Corner Parcel", "Parcel 2" and "Parcel 3". The general locations of these three Parcels are shown on attached Exhibit A-2.

          1. The respective legal descriptions of the Corner Parcel, Parcel 2 and Parcel 3 are set forth on Exhibit B-l attached hereto.

          2. The Restated Ground Lease has not been modified or amended and is in full force and effect.

          3. The Restated Ground Lease is memorialized by that certain Amended and Restated Memorandum of Lease (the "GROUND LEASE MEMORANDUM"), dated as of December 1, 2003, and recorded January 8, 2004, as Instrument No. 2204000015508, in the Official Records of Orange County.

     C. Seller has an additional leasehold interest in a portion of the Property, as granted by that certain written Sublease (the "WARDS/TARGET SUBLEASE") dated as of September 12, 1986, between the former Montgomery Ward & Co., Incorporated (herein "WARDS"), as Sub-Landlord, and Seller, as Sub-Tenant, covering certain portions of the Property commonly known as Sublease Parcel 'B', Sublease Parcel 'C', Sublease Parcel 'D', Sublease Parcel 'E', Sublease Parcel 'F' and Sublease Parcel 'G' (collectively the "SUBLEASE PARCELS"). The general locations of the Sublease Parcels are shown on attached Exhibit A-2.

          1. The respective legal descriptions of each of the Sublease Parcels B through G are set forth on Exhibit B-2 attached hereto.

          2. The Wards/Target Sublease has been modified by a "First Amendment to Sublease" dated April 9, 1987, and by that certain "Fourth Amendment to Lease and Second Amendment to Sublease" dated as of December 21, 2001 (collectively the "WARDS/TARGET SUBLEASE AMENDMENTS"). By virtue of the Fourth Amendment to Lease and Second Amendment to Sublease, Target Corporation (herein "TARGET") assumed the position of Wards as Sub-Landlord under the Wards-Target Sublease. [See Section 4.2.14].

          3. The Wards/Target Sublease has been further modified and memorialized by the following: (i) a Memorandum of Sublease dated as of September 12, 1986, and recorded May 15, 1987, as Instrument No. 87-274838, in the Official Records of Orange County; (ii) a First Amendment to Memorandum of Sublease dated as of April 9, 1987, and recorded November 17, 1987, as Instrument No. 87-646472, Official Records of Orange County; (iii) a Supplemental Agreement Pertaining to Sublease and Memorandum of Sublease dated as of November 17, 1987, and recorded February 24, 1988, as Instrument No. 88-080160, Official Records of Orange County; and (iv) the incorrectly entitled "First [should read "Second"] Amendment to Memorandum of Sublease" dated as of September 21, 2001, and recorded February 11, 2002, as Instrument No. 20020120386, Official Records of Orange County (all of the foregoing being collectively the "WARDS/TARGET RECORDED DOCUMENTS").

          4. The John Wilson Phelps Trust (defined in "D" below) has entered into that certain "Restated Non-Disturbance, Indemnity and Attornment Agreement Between Phelps Trust and Anaton Associates" dated as of March 16, 2004, with Seller, a Short Form Memorandum of which dated March 16, 2004, was recorded April 07, 2004, as Instrument No. 2004000290281, Official Records of Orange County, California (herein collectively the "RESTATED NONDISTURBANCE AGREEMENT").

     D. Wards entered into a written lease with the "Trust created by the Last Will and Testament of John Wilson Phelps, deceased, and the Decree of Distribution entered into in the matter of his estate, a certified copy of which Decree is recorded in Book 2296, Page 452, Official Records of Orange County, California" (collectively herein "THEJOHN WILSON PHELPS TRUST"), dated May 1, 1964, and recorded October 16, 1964, as Instrument No. 14867, Book 7262, Page 621, Official Records of Orange County, California (the "WARDS/TARGET/PHELPS LEASE"), covering certain premises commonly referred to as 1331 S. Harbor Blvd., Fullerton, CA. 92832, plus other parcels, as more particularly described therein.

          1. The Wards/Target/Phelps Lease was subsequently amended by written Addendum to Lease dated January 15, 1965, recorded February 5, 1965, as Instrument No. 5049 in Book 7405, Page 530, Official Records of Orange County, California; amended again by written Addendum to Lease datged August 25, 1965, recorded September 10, 1965, as Instrument No. 7394, in Book 7661, page 701, Official Records of Orange County, California, then re-recorded November 8, 1965, as Instrument No. 6463, in Book 7733, page 71, Official Records of Orange County, California; amended again by written Addendum dated September 30, 1966, recorded November 28, 1966, as Instrument No. 14503, in Book 8113, Page 155, Official Records of Orange County, California; amended again by the unrecorded Fourth Amendment to Lease and Second Amendment to Sublease dated December 21, 2001 (whereby Target assumed all rights, privileges, duties, obligations and liabilities as lessee under the Wards/Target/Phelps Trust Lease, as more fully set forth thereat (collectively the "WARDS/TARGET/PHELPS LEASE AMENDMENTS").

          2. Seller has no right, title or interest in the Wards/Target/Phelps Lease and Buyer is not acquiring any right, title or interest in the Wards/Target/Phelps Lease, except as is set forth in the Wards/Target Sublease.

     E. Seller's interest in the Property includes all structures, buildings, improvements, compressors, electrical, plumbing, heating, ventilating and air conditioning machinery and property of every kind, character and description appurtenant to the Property (the "IMPROVEMENTS") (the Land and Improvements are collectively referred to herein as the "REAL PROPERTY"). The Improvements include approximately 242,080 square feet of leaseable area (excluding the Target premises).

     F. Seller's interest in the Property includes all of Seller's right, title and interest in and to all leases, rental agreements and tenancies affecting the Property (see "TENANT LEASES" defined in Section 4.2.15) and all security deposits and other deposits held or received by Seller in connection with the Tenant Leases. The Tenant Leases are listed on attached Exhibit G.

     G. Seller's interest in the Property also includes all of Seller's right, title and interest in and to all licenses, permits and approvals, if any, issued by any federal, state or municipal authority relating to the use, maintenance or operation of the Property and in favor of the Property (the "OPERATING PERMITS").

     H. Seller's interest in the Property also includes all of Seller's right, title and interest in and to all Service Contracts (as defined in Section
2.2.1.4 below), all personal property used in connection with the operation of the Property, as set forth in Section 4.2.13, and all other tangible and intangible rights relating to the Property.

All the foregoing is subject to the right, title and interest of tenants in their fixtures and personal property as provided by their respective leases.

     I. In addition to the Restated Ground Lease and the Wards/Target Sublease, the Property is encumbered by that certain "Declaration and Agreement Establishing Covenants, Conditions, Restrictions and Grant of Easements" dated September 12, 1986, and recorded May 15, 1987, as Instrument No. 87-274841, Official Records of Orange County; and that "First Amendment to Declaration and Agreement Establishing Covenants, Conditions, Restrictions and Grants of Easements" dated as of April 9, 1987, and recorded November 17, 1987, as Instrument No, 87-646471, Official Records of Orange County; and that "Second Amendment to Declaration and Agreement Establishing Covenants, Conditions, Restrictions and Grants of Easements" dated as of December 21, 2001, and recorded February 11, 2002, as Instrument No. 20020120384, Official Records of Orange County (herein collectively referred to as the "CC&Rs").

     J. Buyer desires to purchase the Property from Seller and Seller is willing to sell the Property to Buyer in accordance with the terms and conditions set forth in this Agreement.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND CONDITIONS CONTAINED HEREIN, SELLER AND BUYER AGREE AS FOLLOWS:

ARTICLE 1. AGREEMENT OF PURCHASE AND SALE; PURCHASE PRICE

     1.1 AGREEMENT OF PURCHASE AND SALE. In accordance with and subject to the terms and conditions of this Agreement, Seller agrees to sell the Property to Buyer and Buyer agrees to purchase and accept the Property from Seller on such terms and conditions.

     1.2 PURCHASE PRICE. The Purchase Price (the "PURCHASE PRICE") for the Property shall be FIFTY-ONE MILLION, TWO HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($51,275,000.00).

     1.3 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid by Buyer, all cash, at Close of Escrow. Within three (3) business days after expiration of the Review Period (defined in Section 2.3 below), if Buyer has not elected to terminate this Agreement, Buyer shall deposit the sum of ONE MILLION DOLLARS ($1,000,000.00) (the "DEPOSIT") with Escrow Holder, by wire transferred funds at Buyer's sole cost and expense. The Deposit shall be applied to the Purchase Price and subject to Section 8.2 (liquidated damages). The balance of the Purchase Price shall be deposited with Escrow Holder in sufficient time to allow for timely Close of Escrow as provided in Section 7.1

ARTICLE 2. CONDITION OF TITLE

     2.1 TITLE MATTERS. Buyer agrees to accept the Assignment subject only to those matter approved by Buyer pursuant to Section 2.2 below (collectively, the "PERMITTED EXCEPTIONS").

          2.1.1 TITLE REVIEW. Buyer shall have until expiration of the Review Period to do the following: (i) obtain an ALTA survey of the Property, (ii) review and approve any supplement (the "SUPPLEMENT") to the preliminary title report ("PTR") furnished to Buyer by Seller, showing any survey exceptions;
(iii) review the Supplement and PTR, any documents included as exceptions in the PTR, and any other matters related to Seller's title to the Property, and (iv) deliver notice ("BUYER'S TITLE NOTICE") to Seller, of Buyer's disapproval of any title or survey exceptions or other title matters of which Buyer disapproves, in Buyer's sole discretion. Buyer shall be deemed to have approved of any title or survey exceptions which Buyer fails to specify in Buyer's Title Notice.

          2.1.2 BUYER DISAPPROVED TITLE EXCEPTIONS. Except as provided in
Section 2.1.3, with respect to such title or survey exceptions as Buyer may disapprove, Seller shall have the option, in Seller's sole discretion, as evidenced by Seller's written notice to Buyer given within three (3) business days after receipt of Buyer's Title Notice, either: (i) to give Buyer written notice within three (3) business days after receipt of Buyer's Title Notice that Seller elects to cause such objectionable title or survey exception to be removed of record or to cause the Title Company to insure Buyer against any loss arising from such objectionable title or survey exception, in either case in such a manner as approved by Buyer in Buyer's sole discretion; or (ii) to terminate this Agreement by delivering written notice thereof to Buyer. Seller shall give Buyer written notice of Seller's election not to cause the removal of or provide insurance for any objectionable title or survey exception, as provided above, which notice shall be deemed Seller's election to terminate this Agreement ("SELLER'S TERMINATION NOTICE").

          2.1.3 SELLER ELECTION TO TERMINATE; BUYER WAIVER. If Seller elects to terminate this Agreement rather than remove or provide insurance with respect to a disapproved title or survey exception, Buyer may waive its disapproval by delivering written notice (the "TITLE WAIVER NOTICE") thereof to Seller within three (3) business days after receipt of Seller's Termination Notice. Buyer's failure to deliver such Title Waiver Notice within the three (3) business day period shall be deemed to be Buyer's agreement to terminate the Agreement.

          2.1.4 PERMITTED EXCEPTIONS. Those title and survey exceptions approved or deemed approved by Buyer shall be referred to herein as "PERMITTED EXCEPTIONS". Seller shall not cause any new matter to encumber the Property after the Close of Escrow. Notwithstanding anything to the contrary herein, Seller shall cause all monetary exceptions and liens to be removed of record and to be eliminated as exceptions to the Title Policy on or prior to Close of Escrow. If prior to Close of Escrow, there are any liens, assessments or encumbrances that Seller is obligated to pay and discharge, as provided above, Seller shall deposit with Escrow Holder sufficient monies (or, if Seller does not make such deposit, Escrow Holder is authorized to to use all or any portion of the Purchase Price), acceptable to and required by Escrow Holder to insure the obtaining and recording of such satisfactions and the issuance of the Title Policy (defined in Section 7.7.3 below), either, at Buyer's election (in Buyer's sole discretion), free of any such liens, assessments and encumbrances, or with insurance (approved by Buyer in Buyer's sole discretion) against any loss or damage that Buyer may suffer as a result thereof, including but not limited to the enforcement of same.

          2.1.5 REMOVAL OF INTENTIONAL LIENS. Notwithstanding anything herein to the contrary, Seller shall remove all liens and encumbrances which Seller intentionally causes to be a title exception from and after the date of this agreement.

          2.1.6 COVENANT TO CONVEY. At the Close of Escrow, Seller shall convey to Buyer the leasehold interests under the Restated Ground Lease and under the Wards/Target Sublease subject only to the Permitted Exceptions.

     2.2 DUE DILIGENCE DOCUMENTS

          2.2.1 All documents described in Section 2.2.1, 2.2.2 and 2.2.3 are deemed "DUE DILIGENCE DOCUMENTS". Seller shall provide Buyer with the following Due Diligence Documents within three (3) business days after mutual execution of the Letter of Intent dated as of REVISED - March 23, 2004 (the "LETTER OF INTENT"):

                2.2.1.1 (a) A current preliminary title report or commitment (the "PTR")for the fee simple interest in the Real Property and subleasehold estate under the Wards/Target Sublease from First American Title Company (the "TITLE COMPANY") , together with copies of all underlying documents of record referred to therein; and (b) a copy of the most current survey (the "SURVEY") in Seller's possession.

                2.2.1.2 (a) Copies of all Tenant Leases and any amendments, modifications and letter agreements, and all exhibits and attachments thereto, currently in effect for the Property, (b) the most current rent roll (the "RENT ROLL"), including all expiration dates, prepaid rents, delinquencies, defaults, options, deposits (and whether refundable or nonrefundable) and any special concessions, and (c) summary of tenant gross sales reports prepared by the Property Manager, including sales tax filings and other pertinent information, for the past 24 months.

                2.2.1.3 Copies of the 2003-2004 property tax assessments and bills.

                2.2.1.4 A list and copies of all management, maintenance and repair, service and supply contracts and other written agreements (the "SERVICE CONTRACTS").

                2.2.1.5 Copies of the Restated Ground Lease and the Wards/Target Sublease (including Wards/Target Sublease Amendments) and all documents related thereto not otherwise delivered as part of Section 2.2.1.1.

                2.2.1.6 Copies of all monthly and annual income and expense statements for the year 2004 (year-to-date) and 2003 and utility and sewer bills for the years 2003 and 2004 (year-to date) and a schedule of capital improvements made over the past 36 months, including a copy of the 2003 annual CAM reconciliation and 2004 operating budget for the Property.

                2.2.1.7 Names, telephone numbers and addresses of architects, consultants and contractors who worked on the Property, to the extent available to Seller.

                2.2.1.8 Environmental report dated March 15, 2004 prepared by West Coast Environmental and Engineering and supplement letter dated March 19, 2004 (the "ENVIRONMENTAL REPORT") and property condition report dated March 18, 2004, prepared by EMG of Hunt Valley, Maryland (the "PROPERTY CONDITION REPORT").

                2.2.1.9 Copies of all fire, extended risk, liability and other insurance policies and schedule of the premiums for the Property.

          2.2.2 To the extent such records and documents exist and are in the possession of Seller or Seller's Property Manager, Seller shall provide Buyer with any and all additional books, records and files relating to the Property at the request of Buyer. Seller's Property Manager is: Williams Real Estate Management, Inc. (the "PROPERTY MANAGER"), 125 East Baker Street, Suite 208, Costa Mesa, CA. ph. 714/427-5977, fax 714/427-5922

Buyer or its agents shall have the right to make copies of such books and records, and to conduct such review as Buyer deems prudent. In the event this Agreement is terminated by Buyer or Seller as provided herein, Buyer shall forthwith return to Seller all documents delivered to Buyer by Seller and Buyer shall not retain any copies thereof and this covenant shall survive the termination of this Agreement.

          2.2.3 Seller reserves the right to deliver to Buyer additional documents prior to Close of Escrow.

     2.3 BUYER'S REVIEW PERIOD. Buyer shall have until 5:00 PM on JUNE 11, 2004 (the "REVIEW PERIOD"), in which to review and approve or disapprove, in Buyer's sole and absolute discretion, all Due Diligence Documents and all other conditions of the Property, and to conduct any investigations including without limitation any Uniform Commercial Code searches for financing statements for Orange County and the California Secretary of State and fixture filings. If Buyer approves of the Due Diligence Documents, the Property and Buyer's investigations, Buyer shall so notify Seller prior to expiration of the Review Period (the "BUYER APPROVAL NOTICE"). If Buyer fails to deliver the Buyer Approval Notice to Seller prior to the expiration of the Review Period, such failure shall constitute Buyer's disapproval, this Agreement shall terminate and neither party shall have any further obligation hereunder, except for covenants that survive the termination of this Agreement.

          2.3.1 Notwithstanding anything to the contrary contained in this Agreement, at any time prior to Buyer's delivery of the Buyer Approval Notice, Buyer may elect to terminate this Agreement for any reason or for no reason.

ARTICLE 3. ESTOPPEL CERTIFICATES, SUBORDINATIOIN, NON-DISTURBANCE AND ATTORNMENT AGREEMENTS; WAIVER OF RIGHT OF FIRST OFFER.

     3.1 TENANT ESTOPPEL CERTIFICATES. Not later than ten (10) calendar days prior to the expiration of the Review Period, Seller shall deliver to Buyer estoppel certificates addressed to Buyer and duly executed by Wild Oats-Henry's Marketplace, PetsMart and Sportmart and at least eighty percent (80%) of the remaining tenants of the Property, not including Seller Lease Estoppels. The eighty percent (80%) of remaining tenants shall be determined based on total rentable square feet rather than number of tenants and must include the following tenants: First Bank and Trust, Orange County's Credit Union, Bennigans, Pop's Unfinished Furniture, Wherehouse Entertainment, China Buffet and Party America. Except as provided below, the estoppel certificate shall be in the form of attached Exhibit F. Seller shall keep Buyer apprised as to Seller's progress in causing such Tenant Estoppel Certificates to be executed and delivered. From and after Buyer's delivery of Buyer Approval Notice, at Buyer's request, Buyer may communicate directly with any tenants of the Property with respect to any Tenant Estoppel Certificate or the status of the tenant's lease with Seller in general. Seller shall provide a Seller Lease Estoppel [See
Section 3.1.6 below] for all Tenant Leases for which no Tenant Estoppel Certificate is returned prior to Close of Escrow. An equivalent estoppel shall also be provided by each guarantor of each Tenant Lease but such guarantor estoppel shall not be a condition to Close of Escrow.

          3.1.1 With respect to those Tenant Leases which specify a form of estoppel certificate, Buyer shall accept the form which is substantially in the form provided in such Tenant Lease, in lieu of the form which is attached Exhibit F.

          3.1.2 With respect to tenants Wild Oats Markets, Inc. dba Henry's Marketplace, Sylvan Learning Center and Orange County Credit Union, none of which have commenced occupancy of their premises as of the date of this Agreement, a form of estoppel from such tenants which includes the following minimum information shall be deemed acceptable to Buyer: (i) tenant certification that the Lease is in full force and effect and that Landlord (Seller) is not in default beyond any cure period under any of the lease terms or conditions; (ii) the commencement date of the lease (if established or known); (iii) the rental commencement date (if established or known); and (iv) a statement of all prepaid rents and security deposit, if any; and (v) a statement of any tenant improvement allowance or other payment owed to such tenant but not yet paid by Seller under the terms of such tenant's Lease.

          3.1.3 Each of the foregoing forms of estoppel to be provided are collectively referred to herein as the "TENANT ESTOPPEL CERTIFICATES".

          3.1.4 Buyer shall have five (5) business days after receipt of each Tenant Estoppel Certificate in which to reasonably disapprove the contents of a Tenant Estoppel Certificate (the "ESTOPPEL DISAPPROVAL PERIOD"). Buyer shall provide Seller with written notice of Buyer's reasons for disapproval (the "BUYER ESTOPPEL DISAPPROVAL NOTICE") prior to expiration of the Estoppel Disapproval Period. In the event Buyer has not given a Buyer Estoppel Disapproval Notice as to a specific Tenant Estoppel Certificate within the Estoppel Disapproval Period, then it shall be conclusively deemed that Buyer has accepted and approved such Tenant Estoppel Certificate and this condition shall be deemed waived or satisfied as to each such Tenant Estoppel Certificate for which Buyer did not deliver a Buyer Estoppel Disapproval Notice.

          3.1.5 In the event Buyer delivers a Buyer Estoppel Disapproval Notice as to any Tenant Estoppel Certificate, then Seller shall use commercially reasonable efforts to provide a corrected, acceptable Tenant Estoppel Certificate, including curing any default described in a Tenant Estoppel Certificate, provided such claimed default is a proper landlord obligation for which Seller is contractually bound under the Tenant Lease. Seller shall have the right, at Seller's sole option, to delay the Closing Date for an additional period of time, not to exceed fourteen (14) calendar days, to allow Seller to provide such corrected, acceptable Tenant Estoppel Certificate (the "ESTOPPEL CURE PERIOD"). If Seller is unable to satisfy any Buyer Estoppel Disapproval Notice, then Buyer shall have the right, at Buyer's sole option, to waive the Buyer Estoppel Disapproval Notice and Close Escrow, in which event Seller shall have no further obligation or liability with respect to any Buyer Estoppel Disapproval Notice waived by Buyer.

          3.1.6 Seller shall provide Buyer with an estoppel certificate substantially in the form of Exhibit F (the "SELLER LEASE ESTOPPEL CERTIFICATE") on behalf of any Tenant Lease for which a Tenant Estoppel Certificate is not returned duly executed by the tenant. In the event an inadequate number of Tenant Estoppel Certificates are returned, as required by Section 3.1, 3.1.1 and 3.1.2, Buyer shall have the right to waive receipt of any unreturned Tenant Estoppel Certificates and proceed to Close Escrow but in such event Seller shall have no further obligation or liability with respect to any Tenant Estoppel Certificate which is unreturned as of Close of Escrow, except as are contained in Seller Lease Estoppel Certificates.

          3.1.7 In the event Seller is unable to satisfy the Tenant Estoppel Certificate conditions set forth above, then Seller shall give Buyer written notice thereof (the "SELLER ESTOPPEL FAILURE NOTICE") and, within five (5) business days after receipt of the Seller Estoppel Failure Notice, Buyer shall either (i) elect to waive Seller's obligation to obtain any additional or corrected Tenant Estoppel Certificates and proceed to Close Escrow (in which event Seller shall have no further obligation or liability to Buyer to obtain or provide additional or corrected Tenant Estoppel Certificates); or (ii) elect to terminate this Agreement, in which event the Agreement shall be deemed terminated, and neither party shall have any further obligation or liability to the other arising out of the Agreement, except for covenants and conditions which survive the termination of this Agreement.

     3.2 LEASEHOLD ESTOPPEL CERTIFICATES. Not later than ten (10) calendar days prior to the Closing Date, Seller shall deliver to Buyer estoppel certificates in form of Exhibits E-l through E-3, addressed to Buyer and its assignees and Buyer's lender, duly executed by the Restated Ground Lease landlord (with respect to the Restated Ground Lease), and by the lessor of the Wards/Target/Phelps Lease and by Target (with respect to the Wards/Target Sublease) (collectively the "LEASEHOLD ESTOPPEL CERTIFICATES").

     3.3 CC&R'S ESTOPPEL CERTIFICATE. Prior to Close of Escrow, Seller shall provide Buyer with an estoppel certificate in the form of attached Exhibit H whereby Seller shall warrant and represent that the CC&R's are in full force and effect and have not been modified, amended or changed, except as set forth in RECITALS I (the "CC&R's ESTOPPEL"). Seller shall make a reasonable attempt to obtain the equivalent of a CC&R's Estoppel from TARGET CORPORATION but the failure or inability to do so shall not be a condition to Closing. The Tenant Estoppel Certificates, Seller Estoppel Certificates, Leasehold Estoppel Certificates and the CC&R's Estoppel are sometimes collectively referred to herein as the "ESTOPPEL CERTIFICATES".

     3.4 WAIVER OF RIGHT OF FIRST OFFER BY LANDLORD OF RESTATED GROUND LEASE. Seller shall deliver to Buyer a written election by FULLERTON METRO CENTER, LLC, stating that FULLERTON METRO CENTER, LLC, elects not to exercise the Right of First Offer contained in Section 15.4 of the Restated Ground Lease.

ARTICLE 4. WARRANTIES

     4.1 BUYER WARRANTIES AND REPRESENTATIONS. Buyer warrants and represents for the benefit of Seller that the following facts are true and correct as of the execution of this Agreement and shall be true and correct as of the Closing
Date:

          4.1.1 ORGANIZATION. Buyer is a corporation duly organized and validly existing under the laws of the State of Illinois and in good standing under the laws of the State of Illinois.

          4.1.2 AUTHORITY. The execution and delivery of this Agreement has been duly authorized and approved by all requisite action of Buyer and the consummation of the transactions contemplated hereby will be duly authorized and approved by all requisite action of Buyer, and no other authorizations or approvals, whether of governmental bodies or otherwise, will be necessary in order to enable Buyer to enter into or comply with the terms, conditions and provisions of this Agreement.

          4.1.3 BINDING EFFECT OF DOCUMENTS. This Agreement and the other documents to be executed by Buyer hereunder, upon execution and delivery thereof by Buyer, will have been duly entered into by Buyer, and will constitute legal, valid and binding obligations of Buyer. Neither this Agreement nor anything provided to be done under this Agreement violates or shall violate any contract, document, understanding, agreement or instrument to which Buyer is a party or by which it is bound.

     4.2 SELLER WARRANTIES AND REPRESENTATIONS. Seller warrants and represents for the benefit of Buyer that the following facts are true and correct as of the execution of this Agreement and shall be true and correct as of the Closing Date. For purposes of the following warranties and representations, the term "to the best of Seller's knowledge after reasonable inquiry" shall mean facts and information within the actual knowledge of Howard B. Jones III, John W. Phelps and James S. Phelps, and limited to inquiry of the current Property Manager and review of the books and records of the Property, but without the necessity of any further or additional inquiry of any person or entity.

          4.2.1 ORGANIZATION. Seller is a California limited partnership duly organized, validly existing and in good standing under the laws of the State of California with full power to enter into this Agreement, and Seller is duly qualified to transact business in the State of California.

          4.2.2 AUTHORITY. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all requisite action of Seller, and no other authorizations or approvals, whether of governmental bodies or otherwise, are necessary in order to enable Seller to enter into or to comply with the terms, conditions and provisions of this Agreement. The persons executing this Agreement on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms and conditions of this Agreement.

          4.2.3 BINDING EFFECT OF DOCUMENTS. This Agreement and the other documents to be executed by Seller hereunder, upon execution and delivery thereof by Seller, will have been duly entered into by Seller, and will constitute legal, valid and binding obligations of Seller.

          4.2.4 PENDING LITIGATION. To the best of Seller's knowledge after reasonable inquiry, there are no pending lawsuits of any nature affecting the Property and there is no threatened litigation affecting the Property, including without limitation, Seller's title to or use of the Property or any part thereof.

          4.2.5 CONDEMNATION PROCEEDINGS. To the best of Seller's knowledge after reasonable inquiry, there are no condemnation proceedings, eminent domain proceedings or similar actions or proceedings now pending against the Property and no such proceedings or actions have been threatened against the Property.

          4.2.6 EMPLOYMENT CONTRACTS. There are no employees presently employed by Seller in connection with its operation of the Property under any ground lease, sublease or other empowering document. This warranty does not apply to independent contractor, vendor or other third-party agreements outside the scope of the employer-employee relationship.

          4.2.7 NO FEE TITLE TO PROPERTY. Seller does not own fee title to the Real Property and Seller's right to own, manage and operate the Property is governed solely by the Restated Ground Lease, Wards/Target Sublease, CC&R's and documents related thereto or arising therefrom. Neither Seller nor any of its Affiliates own any other interest in the Property, except for John W. Phelps and James S. Phelps, who are partners of Fullerheim Partners, Ltd. as well as members of Fullerton Metro Center, LLC, as well as trustees of the John Wilson Phelps Trust.

          4.2.8 CONFLICT WITH EXISTING AGREEMENTS AND LAWS. Neither the execution of this Agreement nor the consummation by Seller of the transactions contemplated hereby will: (i) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under or result in a termination of any contract, document, understanding, agreement or instrument to which Seller is a party or by which Seller or the Property is bound; (ii) violate any restriction to which Seller or the Property is subject; (iii) to the best of Seller's knowledge after reasonable inquiry, constitute a violation of any code, resolution, law, statute, regulation, ordinance, judgment, rule, decree or order applicable to Seller or the Property; or (iv) result in the creation of any lien, charge or encumbrance upon the Property or any part thereof. Seller has not received any notice of any violation of any laws applicable to the Property and, to the best of Seller's knowledge after reasonable inquiry, the Property is not in violation of any applicable laws.

          4.2.9 ACCESS; PERMITS. To the best of Seller's knowledge after reasonable inquiry, there are no facts or conditions that could result in the termination of the existing access from the Property to any existing highways, streets or roads, or in the termination or expiration of any conditional use permits, sign permits or similar governmental permits or approvals necessary for the management and/or lawful operation of the Property as now operated.

          4.2.10 AGREEMENTS OF SALE; OPTIONS, LEASES. Except as disclosed by the PTR and the Due Diligence Documents, there are no outstanding liens or rights of third parties to acquire any interest in the Property or any portions thereof, nor are there any outstanding agreements of sale, options, contracts or other obligations for the sale, exchange or transfer of the Property or any portion thereof or otherwise relating to the Property.

          4.2.11 BANKRUPTCY. To the best of Seller's knowledge after reasonable inquiry, there are no attachments, executions, assignments for the benefit of creditors, receiverships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws filed by Seller or pending or threatened against Seller or the Property.

          4.2.12 FOREIGN PERSON. Seller is not a foreign person and is a "United States Person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

          4.2.13 PERSONAL PROPERTY. The following personal property is included with the Property and shall be governed by a bill of sale: (i) one golf cart,
(ii) one pressure washer, (iii) various holiday decorations, and (iv) miscellaneous tools, equipment and portable garages. All personal property is sold in its as-is condition and no part of the Purchase Price shall be allocated to personal property because of its nominal value. Seller shall provide Buyer a Bill of Sale in the form of Exhibit I for the Personal Property.

          4.2.14 THE TARGET PARCEL. The parcel occupied by Target, as shown generally on attached Exhibit A-2, is not included as part of the sale. Target only participates in the Property by way of common area maintenance expenses as provided in the CC&Rs and pursuant to the Wards/Target Sublease.

          4.2.15 TENANT LEASES. There are no Tenant Leases other than those described on Exhibit G (the "TENANT LEASES") attached hereto and such Tenant Leases are in full force and effect and have not been amended except as shown on Exhibit G. To the best of Seller's knowledge after reasonable inquiry, there is no material default under any of the Tenant Leases on the part of Seller (as the landlord thereunder) and there are no

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defaults on the part of any of the tenants (unless otherwise set forth on a
Tenant Estoppel Certificate). Except as set forth on Exhibit G, no tenant has vacated all or any portion of its premises, and Seller knows of no fact or event that, with the giving of notice and/or passage of time, would render it in material default as landlord thereunder or would render any tenant in material default thereunder. There are no prepayments of rent under the Tenant Leases, except in the ordinary course of business, other than Security Deposits for the account of tenants and as stated in the Rent Roll. The outstanding amount of Security Deposits under the Tenant Leases is set forth on Exhibit G. Seller has not received any non-cash security deposits or other security deposits except as described on the Rent Roll. Except as set forth on Exhibit G and Article 10, all work to be performed by Landlord under the Tenant Leases has been completed and there are no amounts payable under any of the Leases that have not been paid.

          4.2.16 RESTATED GROUND LEASE. The Restated Ground Lease is in full force and effect and has not been modified or amended in any respect. There is no material default under the Restated Ground Lease on the part of Seller (as the tenant thereunder) and there are no defaults under the Restated Ground Lease on the part of the Landlord of Restated Ground Lease Landlord (as the landlord thereunder).

          4.2.17 WARDS/TARGET SUBLEASE. The Wards/Target Sublease is in full force and effect and except for the Wards/Target Sublease Amendments, has not been modified or amended in any respect. Except for the Wards/Target Sublease, Wards/Target Sublease Amendments and Wards/Target Recorded Documents, there are no other agreements, oral or written, between Wards or Target and Seller relating to the Property which would have an adverse effect on Buyer's right, title or interest in the Property. There is no default under the Wards/Target Sublease on the part of Seller (as the Sub-Tenant thereunder) and there is no default under the Wards/Target Sublease on the part of Target (as the Sub-Landlord thereunder).

          4.2.18 CC&R'S. The CC&R's are in full force and effect and have not been modified or amended in any respect. There is no default under the CC&R's on the part of the Seller or any other party thereto.

          4.2.19 SERVICE CONTRACTS. No notice of default has been received from any of the parties to the Service Contracts and no event has occurred that, with notice or lapse of time, or both, would constitute a material default thereunder and each of such agreements is in full force and effect. All service contracts are cancellable on thirty (30) days' notice except for the fire sprinkler alarm contract with ADT.

          4.2.20 OCCUPANCY AGREEMENTS. Seller has not entered into any leases, licenses or other agreements permitting, nor has Seller entered into any course of conduct that would permit, any person or entity to occupy or possess any portion of the Property other than as permitted under the Leases.

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          4.2.21 IMPROVEMENTS. Except for the Tenant Leases, Seller has made no commitment to any tenant, governmental or quasi-governmental entity or other person or entity with any respect to the Property or imposes on Seller or the successors or assigns of Seller any obligation to pay or contribute property or money or to construct, install or maintain any improvements on or off the Property.

          4.2.22 DUE DILIGENCE DOCUMENTS TRUE AND CORRECT. All documents, the Leases, Service Contracts and any other agreements, matters and things submitted to Buyer by Seller for Buyer's approval pursuant to Section 2.2.1 above are true, correct and complete copies thereof as of the date of submission thereof and, as to any subsequent amendments or additions, approved in writing by Buyer as of Closing.

          4.2.23 CONDITION OF PROPERTY. To the best of Seller's actual knowledge after reasonable inquiry; (i) Seller has not received any notices of uncured violations of building codes, environmental laws; (ii) there are no special assessments levied against the Property which are not reflected on the real estate tax bill; (iii) interior and exterior structures are in a good state of repair, free of leaks, structural problems and mold, and (iv) no Tenant Lease provides for an option or right of first refusal to purchase the Property.

          4.2.24 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties by Seller and Buyer shall survive the Close of Escrow for twelve
(12) months, after which period neither party shall have any further liability to the other resulting therefrom.

ARTICLE 5. CONDITION OF PROPERTY; HAZARDOUS MATERIALS

     5.1 AS-IS CONDITION. Except to the extent otherwise expressly and specifically stated in this Agreement, Buyer is acquiring the Property "as-is" with all faults and defects. Buyer does hereby expressly agree and acknowledge that except as expressly and specifically set forth in Section 4.2 hereof, in consideration of Seller entering into this Agreement, neither Seller nor any of its partners, officers, employees, brokers, agents or representatives makes any warranty or representation, express or implied, or arising by operation of law, or otherwise, with regard to the Property or any portion thereof, including but in no way limited to any warranty of quantity, quality, condition, habitability, merchantability, suitability or fitness for any particular use, or compliance with law, or environmental or hazardous condition, of any of the Property. Except as expressly and specifically set forth in this Agreement, Seller specifically disclaims and Buyer accepts such disclaimer of any warranty, guarantee or representation, oral or written, past or present, express or implied, by Seller or anyone purporting to act on behalf of Seller (and Seller's broker) concerning the Property. Except as provided in this Agreement, Buyer acknowledges that it is purchasing the Property based solely upon Buyer's own independent investigations and findings regarding the physical condition of the Property. Without limiting the foregoing, except as provided in this Agreement, Buyer acknowledges that Seller has made no agreement to and has no obligation to alter, repair, improve or remediate any of the Property or Improvements.

     5.2 RELEASE OF SELLER. Without limiting any other provisions of this Agreement including Paragraph 4.2 above, and except as to Seller's covenants, warranties, indemnities and representations expressly and specifically set forth in this Agreement, Buyer, on its behalf and on behalf of its Affiliates (as defined in Section 5.4 below), does hereby forever release, discharge and covenant not to sue Seller and its partners, employees, brokers, agents, contractors and managers or Affiliates (as defined in Section 5.3 below) (herein collectively "RELEASED PARTY(IES)"), from and as to any and all claims, liabilities, obligations, costs and expenses (collectively "CLAIMS") whether known or unknown, liquidated or contingent, arising from or related to (i) any defects, errors or omissions in the design or construction or maintenance of any of the Improvements (excluding however, the improvements to the premises to be occupied by Henry's Marketplace and Sylvan Learning Centers), whether the same are a result of negligence (gross, active or passive) or claimed willful misconduct or otherwise, or (ii) the condition (including environmental conditions) of the Property or any portion thereof, whether the same is a result of any act of Seller or any Released Party, or anyone acting upon any of their behalf, or any tenant or occupant of any portion of the Property, now or in the past. The release, discharge and covenant not to sue set forth herein specifically includes without limitation any Claims under "Environmental Laws" or "Environmental Risk" (defined below) or the Americans With Disabilities Act of 1990, 42 U.S.C. Sec. 12101 ET SEQ.

          5.2.1 "ENVIRONMENTAL LAWS" means all laws (federal, state, local or foreign) relating to pollution or the environment or relating to public health, welfare or safety including without limitation, the Solid Waste Disposal Act, as amended by the Resource Conversion and Recovery Act, 42 U.S.C. Sec. 1901 ET SEQ., the Comprehensive Environmental Response, Compensation Liability Act of 1980, 42 U.S.C. Sec. 9601 ET SEQ., the Emergency Planning and Community Right to Know Act, 42 U.S.C. Sec. 11001 ET SEQ., the Clean Air Act, 42 U.S.C. Sec. 7401 ET SEQ., the Clean Water Act, 33 U.S.C. Sec. 1251 ET SEQ., the Toxic Substances Control Act, 15 U.S.C. Sec. 2601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1801 ET SEQ., the Occupational Safety and Health Act, 29 U.S.C. Sec. 652 ET SEQ., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sec. 136 ET SEQ., and Safe Drinking Water Act, 42 U.S.C. Sec. 300f ET SEQ., as any of the same may be amended from time to time, any state or local law dealing with environmental or hazardous materials/substances matters, any common law, and any regulations, orders, rules, procedures, guidelines and the like promulgated in connection therewith, regardless of whether the same are in existence on the date of this Agreement.

          5.2.2 "ENVIRONMENTAL RISK" means any obligation or risk of liability under Environmental Laws including without limitation (a) the presence, release or discharge or asbestos; (b) the presence, release or discharge or any "hazardous substance", "hazardous waste", "hazardous materials", "pollutants", or "contaminants" (as defined by any Environmental Laws), including asbestos-containing materials and (c) the presence, release or discharge of any petroleum substance or petroleum product, or fraction thereof.

          5.2.3 IT IS SPECIFICALLY INTENDED BY SELLER AND BUYER THAT EXCEPT AS TO THE EXPRESS WARRANTIES OF SELLER SPECIFICALLY SET FORTH IN THIS AGREEMENT AND SELLER'S OBLIGATIONS UNDER THIS AGREEMENT, THE RELEASE AND DISCHARGE CONTAINED HEREIN BE WITHOUT LIMIT, IRRESPECTIVE OF THE CAUSE OR CAUSES OF ANY SUCH CLAIMS (INCLUDING WITHOUT LIMITATION PRE-EXISTING CONDITIONS, STRICT LIABILITY OR THE NEGLIGENCE OF ANY RELEASED PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE. BUYER ACKNOWLEDGES THAT IT IS ITS INTENT THAT THIS RELEASE AND DISCHARGE BE A GENERAL RELEASE AS TO THE MATTERS SET FORTH OR REFERRED TO IN SECTIONS 5.1 AND 5.2 HEREOF AND THAT BUYER WAIVES ITS RIGHTS UNDER ANY STATE STATUTE OR CODE, INCLUDING THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542 WHICH PROVIDES:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     5.3 An "AFFILIATE" of Seller includes any corporation, partnership, limited liability company, trust, estate or any entity in which Seller or any of its partners, brokers, agents, employees or contractors, now have, or may hereafter have, title or interest, direct or indirect, beneficial or otherwise; provided, however, that the term "Affiliate" does not include any person, trustee, trust, limited liability company or other entity having a fee interest in the Real Property in their capacity(ies) as past or current fee owner and/or as landlord or lessor under any lease, ground lease or sublease.

     5.4 An "AFFILIATE" of Buyer is defined as any corporation, partnership, limited liability company, trust, estate or any entity controlled, directly or indirectly, by Buyer or any officer, director, or shareholder thereof, now, in the past or in the future, including any entity that acquires any right, title or interest in and to the Property.

ARTICLE 6: ADDITIONAL AGREEMENT OF BUYER AND SELLER

     6.1 RIGHT OF ENTRY. Buyer and its representatives, employees, contractors, agents and designees shall have the right to enter upon the Property, at Buyer's sole cost and expense, during normal business hours, without interfering with the conduct of any business by any tenant or occupant of the Property, in order to inspect and investigate the Property. Without Seller's prior consent, Buyer shall not discuss this transaction or any aspect of the sale of the Property with any tenant, subtenant, vendor or other occupant of the Property and then only when accompanied by the Property Manager. Prior to conducting any soils or engineering testing or any other invasive testing, Buyer shall obtain the approval and consent of Seller, which consent will not be unreasonably withheld, conditioned or delayed.

Seller shall have the right to require Buyer to provide Seller with a binder or certificate of commercial liability insurance naming Seller as additional insured and with such coverages and risks as Seller may reasonably designate.

     6.2 OPERATIONS PENDING CLOSING. From execution of this Agreement through the Close of Escrow:

          6.2.1 MANAGEMENT AND OPERATION OF PROPERTY. Seller shall manage, operate and maintain the Property in substantially the same manner as it has operated, managed and maintained the Property prior to execution of this Agreement, other than ordinary wear and tear and except that Seller shall not be required to make any extraordinary repairs or replacements of existing defects or conditions unless there is an actual, defined threat to person or property and such defect or condition is known to Seller (provided Seller provides written notice to Buyer of the need for such repairs or replacements). Seller shall use reasonable efforts to keep available the services of Seller's present suppliers and contractors and to preserve for Buyer the goodwill enjoyed by Seller in its operation of the Property.

          6.2.2 SERVICE CONTRACTS. Seller shall not enter into any renewal, extension, modification or replacement of any existing Service Contracts (defined in Paragraph 2.2.1.4 above) or enter into any new employment, maintenance, service, supply or other agreement relating to the Property without the express written consent of Buyer which will not be unreasonably withheld or delayed.

          6.2.3 NEW LEASES. From and after mutual execution and delivery of this Agreement, Seller will not, without the prior written consent of Buyer, which will not be unreasonably withheld, delayed or conditioned: (i) enter into any new leases for space, (ii) modify, amend, terminate, renew, extend or waive any rights under any existing tenant lease, (iii) apply any rental security deposits against sums payable under any Lease, (iv) grant any concession, rebate, allowance or free rent to any tenant of the Property for any period, or (v) accept the surrender of or terminate any tenant lease. Notwithstanding the foregoing, prior to expiration of the Review Period, Seller shall have the right to send default notices (including any statutory three day notice) to tenants on the Property without Buyer's consent, provided a copy of each such notice is concurrently supplied to Buyer. However, Seller will not initiate, without the prior written consent of Buyer, any legal action against any tenant Property who is in default under its lease. Buyer's consent will not be unreasonably withheld, delayed or conditioned.

          6.2.4 INSURANCE POLICIES. Seller shall keep in full force and effect all fire, casualty, liability and extended coverage and other insurance policies which are currently in effect for the Property.

          6.2.5 PERFORMANCE OF EXISTING OBLIGATIONS. Seller shall perform its obligations when due pursuant to the Restated Ground Lease, Wards/Target Sublease, CC&R's, Service Contracts and all Tenant Leases on the Property.

          6.2.6 ACCESS TO PROPERTY BOOKS AND RECORDS. Seller shall, upon request of Buyer, make all books and records relating to the ownership, operation and management of the Property available to Buyer and its representatives as the offices of the Property Manager (see Paragraph 2.2.2 above), during normal business hours, and shall permit Buyer's representatives to examine, copy and audit the same, at Buyer's sole cost and expense. Seller shall cooperate with Buyer's representatives, shall allow such persons to make extracts from the aforesaid books and records and shall respond fully and candidly to inquiries made by such representatives.

          6.2.7 NEW AGREEMENTS AND OBLIGATIONS. From and after delivery of the Buyer Approval Notice, Seller shall not enter into or record any easement, right-of-way, covenant, condition, restriction, license, permit, agreement, mortgage, deed of trust, lien or other instrument against the Property or any portion thereof, without the prior consent of Buyer in its sole and absolute discretion.

          6.2.8 REPRESENTATIONS AND WARRANTIES. Neither Buyer nor Seller will cause any action to be taken which would cause any of the representations or warranties made by such party in this Agreement to be false as of the Closing Date. Each party shall promptly notify the other party in writing of the occurrence of any event or condition which occurs prior to the Closing Date which causes a change in the facts relating to the truth of any of the representations or warranties made in Article 4 of this Agreement. In addition Seller shall notify Buyer of any event or condition which occurs prior to the Closing Date which would cause the gross income from the Property, as of the Closing Date, to be less than the gross income reflected on the most recent rent roll provided by Seller to Buyer.

          6.2.9 INDEMNITY. Seller agrees to defend, indemnify and hold harmless Buyer and Buyer's successors and assigns, from and against any and all claims, losses, costs, expenses, obligations, damages and liabilities which Buyer may hereafter be liable for, suffer, incur or pay for in connection with any breach or violation of any of Seller's representations and warranties contained herein or resulting from or arising with respect to the Property through the date prior to the date on which the Close of Escrow occurs (except for matters arising from or with respect to the Buyer's inspections, which shall be Buyer's sole responsibility).

          6.2.10 COMPLETION OF PARKING LOT AND SIDEWALK REPAIRS. In the event any part of the parking lot or sidewalks require repairs, Buyer will complete such repairs after Close of Escrow using funds in the Reserves [see Section
7.5.1.3 below].

          6.2.11 CANCELLATION OF SERVICE CONTRACTS. Seller shall have the obligation to cancel any Service Contract which Buyer does not elect to assume as of the Close of Escrow, at Seller's sole cost and expense.

     6.3 SELLER RIGHTS AFTER CLOSING. Seller shall have the right, after Close of Escrow, to commence or continue legal proceedings against any tenant to collect damages resulting from such tenant's defaults of its obligations under its lease which accrued prior to the Closing Date, provided, however, that such proceedings shall only seek monetary damages.

ARTICLE 7: CLOSING

     7.1 ESCROW. Escrow for purchase of the Property shall be consummated by means of an escrow (the "ESCROW") which shall be opened at First American Title Company (the "ESCROW HOLDER") located at 30 North LaSalle Street, Suite 310, Chicago, IL 60602; Escrow Officer: PAULA PODVIN; Phone 312/917-7258; fax 630-799-8716, within TWO (2) business days after mutual execution of the Agreement (the "OPENING OF ESCROW"). The parties shall close the Escrow within ten (10) calendar days after expiration of the Review Period (the "CLOSING DATE"). If Escrow does not close on the Closing Date, it may close on any date thereafter provided neither Buyer or Seller has given Escrow cancellation instructions prior to Close of Escrow. Although the parties have agreed to and are bound by said Closing Date, the term "Close of Escrow," as used herein, shall mean that date when the Memorandum of Assignment and Assumption of Restated Ground Lease, Exhibit C-2, and Memorandum of Assignment and Assumption of Wards/Target Sublease, Exhibit D-2, have been recorded in the Official Records of Orange County. Notwithstanding any of the foregoing to the contrary, Seller shall have the right to have all title and title insurance matters relating to the Property handled by the office of First American Title Company located at 2 First American Way, Santa Ana, CA, 92707, Title Officer: DAVID NEAL, Title Order #NCS-67299-SAl; phone 714/800-4966; fax 714/800-4751.

     7.2 ESCROW INSTRUCTIONS; OPENING OF ESCROW. This Agreement shall be deposited in Escrow and, together with any instructions and general provisions consistent with the terms and provisions of this Agreement which Escrow Holder may reasonably request, shall constitute the escrow instructions to Escrow Holder from Buyer and Seller. Buyer and Seller agree to promptly execute any such escrow instructions requested by Escrow Holder which are consistent with this Agreement and do not modify any material obligations of Buyer or Seller hereunder, provided that in the event of any conflict or inconsistency between the terms and conditions of such general instructions and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control.

     7.3 BUYER'S OBLIGATIONS. On or before the Closing Date, Buyer shall deliver to Escrow Holder:

          7.3.1 The entire Purchase Price, by wire transferred, immediately available funds, at the sole cost of Buyer.

          7.3.2 The Assignment, Assumption and Consent (Restated Ground Lease), Exhibit C-l, and Memorandum of Assignment and Assumption of Restated Ground Lease, Exhibit C-2, Assignment and Assumption of Wards/Target Sublease, Exhibit D-l, and Memorandum of Assignment and Assumption of Wards/Target Sublease, Exhibit D-2, duly executed by Buyer and signatures duly acknowledged for documents to be recorded.

          7.3.3 Buyer's assumption of all Tenant Leases, in the form of Exhibit K.

          7.3.4 All costs and fees required to be paid by Buyer pursuant to Sections 7.5 and 7.6 below; and

          7.3.5 All other documents and instruments as may be reasonably requested by the Escrow Holder in order to consummate this transaction.

     7.4 SELLER'S OBLIGATIONS. On or before the Closing Date, Seller shall deliver to Escrow Holder:

          7.4.1 The Assignment, Assumption and Consent (Restated Ground Lease), Exhibit C-l, and Memorandum of Assignment and Assumption of Restated Ground Lease, Exhibit C-2, Assignment and Assumption of Wards/Target Sublease, Exhibit D-l, and Memorandum of Assignment and Assumption of Wards/Target Sublease, Exhibit D-2, duly executed by Seller and signatures duly acknowledged for documents to be recorded.

          7.4.2 An assignment of all the Tenant Leases, certificates of occupancy, insurance certificates and zoning letters (if any).

          7.4.3 The Bill of Sale in the form of Exhibit I, executed by Seller.

          7.4.4 The rent roll for the Property certified by Seller as of the Closing Date.

          7.4.5 Originals of the Leases and those Service Contracts approved by Buyer.

          7.4.6 The following items, to the extent in Seller's possession (which need not be delivered at the Close of Escrow, but may, instead, be delivered to the Property's management office); (i) all keys for all entrance door and spaces which may be locked (whether occupied or not) in the Improvements, but only to the extent in the possession of Seller; (ii) all original books, records, tenant files, operating reports, warranties, operating manuals, plans and specifications and other materials reasonably necessary to the continuity of operation of the Property (but no checking or banking statements, tax statements or other financial information personal to Seller); (iii) the originals (or copies where originals are not available) of the licenses and permits, to the extent in the possession of Seller; and (iv) certificates of insurance from the tenants, to the extent in the possession of Seller.

          7.4.7 A Non-Foreign Affidavit executed by Seller in the standard form used by Escrow Holder, together with a California RE 590 form.

          7.4.8 The Estoppel Certificates.

          7.4.9 Written notice executed by Seller and addressed to each of the tenants of the Property in the form of attached Exhibit J.

          7.4.10 A certificate indicating that the representations and warranties set forth in Article 4 are true and correct on the Closing Date, or, if there have been changes, describing the changes.

          7.4.11 Such other documents and instruments as may be reasonably required by the Escrow Holder in order to consummate this transaction and issue the Title Policy to Buyer.

     7.5 PRORATIONS AND ADJUSTMENTS. Seller shall be responsible for and pay all accrued expenses with respect to the Property accruing up to 11:59 PM on the day prior to the Close of Escrow (the "ADJUSTMENT DATE") and shall be entitled to receive and retain all revenue from the Property accruing up to such time, even if determined at some time after the Close of Escrow.

          7.5.1 PRORATIONS AT CLOSING. On the Close of Escrow, the following adjustments and apportionments shall be made in cash as of the Close of Escrow:

               7.5.1.1 Collectible rents for the month in which the Close of Escrow occurs (the "CLOSING MONTH"). If past due rents are owing by tenants of the Property for months prior to the Closing Month and/or the Closing Month (the "RENT ARREARAGES"), Buyer shall invoice such tenants for such sums and Seller shall be entitled to any funds received from such tenants by Buyer after the Closing Date which are in excess of amounts then owing to Buyer from such tenants for months including or after the Closing Month. In determining the amounts required to be paid to Seller pursuant to the immediately preceding sentence, Buyer shall not be permitted to accept any rentals or amounts owing to Buyer under tenant leases in advance of the due dates therefor. During the period after the Closing Date, Seller shall immediately deliver to Buyer any and all rents received by Seller to the extent such rents related to any period from and after the Closing Date. Except for the billing of Rent Arrearages, if any, as provided above, Buyer shall have no other obligations in connection with the collection of any Rent Arrearages, including without limitation any obligation to commence or threaten litigation with respect to such Rent Arrearages. In the event any tenant of the Property owes any sum for percentage rent pursuant to the provisions of such tenant's lease, Buyer shall be entitled to all such percentage rent which accrues in the calendar year 2004 and which has not been paid as of the Close of Escrow.

                    7.5.1.1 (A) Buyer shall compute and bill all tenants for all "additional rent" and other amounts required to be paid under each tenant's lease, including without limitation, common area maintenance expenses, real estate taxes, insurance costs and operating expense pass-throughs (collectively, the "ADDITIONAL RENTS") as the same become due after the Close of Escrow under the terms of each tenant's lease. Except for the computing and billing of the Additional Rents, if any, Buyer shall have no other obligations in connection with the collection of Additional Rent.

                    7.5.1.1(B) Seller and Buyer acknowledge that the tenants of the Property pay estimated monthly payments for Additional Rent and that the actual amount owed by each tenant for Additional Rent is determined annually by way of a so-called "CAM Reconciliation", The CAM Reconciliation for the calendar year 2004 will not be prepared until 2005 and the parties wish to waive any accounting or adjustment which may result from the overpayment or underpayment of Additional Rent by each tenant of the Property due to the estimated payments paid by tenants during the calendar year 2004. Therefore, regardless of whether tenants of the Property have a credit or debit resulting from the 2004 CAM Reconciliation, Seller shall not be entitled to any portion of tenant balances due for 2004 Additional Rent and Buyer shall not be entitled to a reimbursement from Seller for any tenant credit balances of 2004 Additional Rent, regardless of what amounts may be reflected on the 2004 CAM Reconciliation.

                    7.5.1.1(C) At the Closing, Seller shall provide an interim statement of all CAM payments received by Seller under the Tenant Leases through the date of Close of Escrow and a statement of all CAM expenses paid by Seller through the date of Close of Escrow. In the event Seller's receipt of CAM payments shall exceed the amount Seller has paid for CAM expenses, the amount of such excess shall be credited to Buyer as of the Close of Escrow.

                    7.5.1.1(D) Accrued rent under the Restated Ground Lease.

               7.5.1.2 Real estate taxes. If the real estate tax rate and assessments on the several tax parcels on the Property have not been set for the fiscal year in which the Closing Date occurs, then the proration of such taxes shall be based upon the rate and assessments for the preceding tax year and such proration shall be adjusted in cash between Seller and Buyer upon presentation of written evidence that the actual taxes paid for the year in which the Closing Date occurs, differ from the amounts used in the calculation at the Closing Date.

               7.5.1.3 Landlord has collected advance sums from certain tenants of the Property which are earmarked by Landlord and such tenants as "reserves" (the "RESERVES") for the payment of (i) roof replacement (but not roof maintenance or repairs); (ii) parking lot resurfacing and restriping; and (iii) painting of exterior walls of buildings and common areas of the Property (the "CAPITAL CAM COSTS"). The actual amount of such Reserves shall be provided by Seller and shall be transferred to Buyer as a credit to Buyer's account and a debit to Seller's account at Close of Escrow. Buyer acknowledges that the Reserves have been earmarked solely for payment of Capital CAM Costs and for no other purpose.

               7.5.1.4 Any and all installments currently due or assessments or bonds encumbering the Property, as shown on the title commitment approved by Buyer pursuant to Section 2.2.1.1.

               7.5.1.5 Charges under Service Contracts affecting the Property on the Close of Escrow and utility charges and deposits relating to the Property, including without limitation, electricity, gas, water and sewage charges, if any.

          7.5.2 SECURITY DEPOSITS. At the Close of Escrow, Seller shall credit the Buyer's account by an amount equal to all security deposits (and all interest thereon which is payable to the tenant pursuant to the terms of such Tenant's Lease), which are payable to the tenants under the Tenant Leases in effect on the Closing Date pursuant to the terms of such lease or applicable law. Upon making such credit, Buyer will be deemed to have received all such security deposits and interest thereon, if any, and shall be fully responsible for the same as if a cash amount equal to such security deposits and interest thereon were actually delivered to Buyer. Seller shall have no residual liability to Buyer in the event any security deposit fully disclosed by the terms of a Tenant's Lease is not properly credited to Buyer's account as of the Close of Escrow.

          7.5.3 SURVIVAL AFTER CLOSING. The provisions of this Section 7.5 shall survive the Close of Escrow.

     7.6 CLOSING COSTS. (A) Seller shall pay:

          7.6.1 The premium for a standard CLTA Owner's form of Title Policy.

          7.6.2 Documentary transfer taxes, document preparation charges and acknowledgement and recording costs incurred or charged by Escrow Holder, the Title Company or the county recorder.

          7.6.3 One-half (1/2) of Escrow Holder's escrow fee, not to exceed $500.00.

          7.6.4 The cost of any Seller's other obligations under this Agreement.

     (B) Buyer shall pay:

          7.6.5 Any additional premium for an ALTA form of Title Policy, together with the cost of any ALTA survey.

          7.6.6 One-half (1/2) of Escrow Holder's escrow fee, not to exceed $500.00.

          7.6.7 The cost of Buyer's other obligations under this Agreement.

     7.7 ADDITIONAL CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE THE PROPERTY. Buyer's obligation to purchase the Property from Seller pursuant to this Agreement is subject to and conditioned upon the fulfillment of each and all of the following conditions precedent, unless waived in writing by Buyer, in Buyer's sole and absolute discretion. If any of the following conditions is not satisfied, Buyer may terminate this Agreement by written notice to Seller prior to Close of Escrow, in which case the Deposit shall be returned to Buyer (less one-half of any charges by the Escrow Holder) and neither party shall have any further obligation or liability to the other arising out of this Agreement (except that Buyer shall return copies of all documents in the possession of Buyer relating to the Property):

          7.7.1 Buyer shall not have terminated this Agreement pursuant to the terms of this Agreement.

          7.7.2 Each and all of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on the Closing Date and Seller shall have delivered the items described in
Section 7.4 hereof on or prior to the Closing Date; and

          7.7.3 The Title Company shall be unconditionally obligated and committed to issue to Buyer an ALTA Owner's Extended Coverage Policy, Form 1970B, without regional exceptions (together with all endorsements requested by Buyer prior to the expiration of the Review Period) with liability in the full amount of the Purchase Price, insuring title to the Property and the Improvements as vested in Buyer (or Buyer's designated assignee), or nominee, subject only to the Permitted Exceptions (the "TITLE POLICY").

          7.7.4 Seller has performed all of Seller's obligations under this Agreement.

          7.7.5 Buyer shall have received the executed Estoppel Certificates in accordance with Article 3 of this Agreement.

          7.7.6 Buyer shall have received any approvals or documentation required by the landlord of the Restated Ground Lease.

     7.8 ADDITIONAL CONDITIONS TO SELLER'S OBLIGATION TO CONVEY THE PROPERTY. Seller's obligation to convey the Restated Ground Lease and Wards/Target Sublease to Buyer pursuant to this Agreement is subject to and conditioned upon the fulfillment of each and all of the following conditions precedent, unless waived in writing by Seller:

          7.8.1 Buyer shall not have terminated this Agreement pursuant to the terms of this Agreement.

          7.8.2 Each and all of the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on the Closing Date; and

          7.8.3 Buyer has performed all of Buyer's material obligations under this Agreement.

ARTICLE 8: REMEDIES

     8.1 REMEDIES. If Seller defaults under this Agreement, then Buyer may, at Buyer's option, bring an action to terminate the Escrow or seek equitable relief by way of specific performance and the filing/recording of a lis pendens against the Property. Except as provided in Section 8.3, Buyer shall not have the right to seek monetary damages against Seller in the event Seller shall fail or refuse to Close Escrow, unless such failure or refusal was willful and intentional. If Buyer defaults under this Agreement, Seller's sole and exclusive remedy shall be liquidated damages in accordance with Section 8.2 below.

     8.2 LIQUIDATED DAMAGES. BUYER AND SELLER ACKNOWLEDGE AND AGREE THAT: (i) IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO DETERMINE SELLER'S ACTUAL DAMAGES IN THE EVENT OF BUYER'S DEFAULT UNDER THIS AGREEMENT, AND (ii) TAKING INTO ACCOUNT ALL OF THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, IN THE EVENT THE CLOSE OF ESCROW DOES NOT OCCUR DUE TO BUYER'S DEFAULT UNDER THIS AGREEMENT, SELLER'S SOLE AND EXCLUSIVE REMEDY SHALL BE TO TERMINATE THIS AGREEMENT AND RECOVER THE SUM OF $1,000,000.00 FROM BUYER AS AND FOR LIQUIDATED DAMAGES. BUYER SHALL HAVE NO OTHER OR FURTHER OBLIGATION OR LIABILITY UNDER THIS AGREEMENT TO SELLER ON ACCOUNT OF SUCH DEFAULT OR BREACH. SELLER HEREBY WAIVES THE BENEFIT OF CALIFORNIA CIVIL CODE SECTION 3389. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT EXTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. SELLER AND BUYER EACH CONFIRM THEIR AGREEMENT TO THE FOREGOING BY INITIALING IN THE SPACE PROVIDED BELOW.


/s/ [ILLEGIBLE]                                      /s/ SS
--------------                                       -------------
Seller Initial                                       Buyer Initial

     8.3 BUYER MONETARY DAMAGES. Notwithstanding anything in Section 8.1 to the contrary, Buyer shall retain all rights and remedies at law and equity, including without limitation the recovery of monetary damages and consequential damages, arising out of any breach by Seller of any warranty or representation set forth herein or arising from any Seller obligations under Article 10 hereof.

ARTICLE 9: DAMAGE TO PROPERTY; EMINENT DOMAIN

     9.1 ELECTION TO TERMINATE. If on or before the Close of Escrow either: (i) all or any part of the Property is damaged or destroyed by fire or the elements or by any other cause, and the cost to repair such damage is Fifty Thousand Dollars ($50,000.00) or more, as reasonably determined in good faith by the parties, or the damage results in the loss of any material parking or building area or the right of any tenant to terminate its lease or abate rent, or (ii) all or any part of the Property is taken or threatened to be taken by condemnation or other power of eminent domain, Buyer may, by written notice given to Seller and Escrow Holder, within ten (10) days after Buyer and Seller have determined the cost to repair such damage in accordance with this Section
9.1 (and the Close of Escrow shall be extended if necessary to allow Buyer said 10-day period) elect, in Buyer's sole and absolute discretion, to terminate this Agreement or proceed with the Close of Escrow in accordance with the terms and conditions set forth in Section 9.2 below. If Buyer fails to deliver written notice to Seller and Escrow Holder of its election to proceed with the transaction within the foregoing 10-day period, then Seller shall provide Buyer with one day prior written notice of Seller's termination of this Agreement and if Buyer fails to respond within such one day period, this Agreement shall terminate and be of no further force or effect. If Buyer elects to terminate this Agreement, or Seller terminates this Agreement as provided in the preceding sentence, the Deposit, if applicable, shall be promptly returned to Buyer (less one-half of any Escrow Holder charges incurred to date) and neither Seller nor Buyer shall have any further obligations or liability to the other arising out of this Agreement (except that Buyer shall promptly return to Seller all documents which were delivered to Buyer relating to the Property).

     9.2 ELECTION NOT TO TERMINATE. If on or before the Close of Escrow any part of the Property is damaged or destroyed but this Agreement is not cancelled by Buyer pursuant to Section 9.1 above, then if such damage or destruction is covered by insurance, then Buyer shall take the Property as diminished by such damage or destruction and, on the Close of Escrow, Buyer shall pay the Purchase Price, less a credit in the amount of the insurance deductible under such insurance policies, and Seller shall assign, transfer and set over to Buyer, all of Seller's right, title and interest in and to said policies' proceeds with respect to the Property.

          9.2.1 Notwithstanding Section 9.2, if such damage is uninsured or the insurance coverage is insufficient to cover the entire loss, Buyer shall have the right (i) to proceed to Closing but shall receive a credit against the Purchase Price not to exceed $150,000.00 for such uninsured or under-insured damage; or (ii) terminate this Agreement pursuant to Section 9.1 hereof; provided, however, that if Buyer elects to terminate, for a period of five (5) business days after receipt of Buyer's election to terminate, Seller shall have the right, at Seller's sole election, to give written notice to Buyer that Seller will further credit Buyer with the reasonably estimated total cost of such uninsured damage (or the shortfall, if the insurance proceeds are inadequate to pay for the entire casualty loss) and, in case of such Seller election, Buyer shall proceed to Close Escrow and the Purchase Price shall not otherwise be reduced or diminished.

     9.3 If on or before the Close of Escrow any part of the Property is taken or threatened to be taken by condemnation or other power of eminent domain but this Agreement is not cancelled by Buyer pursuant to Section 9.1 above, then Buyer shall proceed to Close of Escrow and pay the entire Purchase Price without reduction for any such taking or threatened taking; provided however that Seller shall assign to Buyer all of Seller's right, title and interest in and to any awards that may in the future be made for such taking or threatened taking. In no event shall the Closing Date be delayed in order to await payment of any condemnation award.

ARTICLE 10: EXISTING TENANT CONSTRUCTION; TENANT IMPROVEMENT ALLOWANCES; LEASING COMMISSIONS; RENT RETENTION

     10.1 WILD OATS MARKETS LEASE. As of the date of this Agreement, Seller is in the process of building out space on the Property to be occupied by a new tenant known as Wild Oats Markets, Inc. dba Henry's Marketplace (herein "WILD OATS"). Seller anticipates that the completion of Seller's work obligations under the Wild Oats lease will not be completed prior to Close of Escrow.

     10.2 SELLER PERFORMANCE OF WILD OATS OBLIGATIONS. Notwithstanding that the Close of Escrow shall occur prior to the completion of all Seller's work required by the Wild Oats lease, Seller covenants and agrees to diligently prosecute to completion all of Seller's work in the Wild Oats premises, pursuant to the terms and conditions of the Wild Oats lease. All of Seller's obligations with respect to completion of Seller's work in the Wild Oats premises shall be at Seller's sole cost and expense and Buyer shall have no monetary obligations with respect thereto.

          10.2.1 If Seller has not completed all of Seller's work with respect to the Wild Oats premises by the Close of Escrow, Seller shall cause Escrow to deposit with BUILDERS CONTROL SERVICE CO., 7470 N. Figueroa Street, Los Angeles, CA. 90041-1709, ph. 323/255-9989, fax 323/255-7461 ("BUILDERS CONTROL"), a sum
equal to 110% of the amount necessary to complete Seller's work obligations. The actual amount shall be reasonably determined by Seller's general contractor, HOFMANN-FINN CONSTRUCTION, 3188-A Airway Avenue, Costa Mesa, CA. 92626, ph. 714/540-4433, fax 714/540-4848 ("SELLER'S GENERAL CONTRACTOR"). Builders Control will control all payments to Seller's General Contractor by way of a payment voucher system utilized by Builders Control. Payments shall be approved by both Seller and Buyer upon request, which approval will not be unreasonably withheld, delayed or conditioned.

          10.2.2 Builders Control shall submit to Buyer for Buyer's review, the following, on a periodic basis: (i) invoices or vouchers signed by Seller's General Contractor; (ii) progress or final mechanic lien releases, conditioned only upon full payment, signed by Seller's General Contractor and any subcontractor who has provided a California preliminary notice with respect to any of Seller's work at the Wild Oats premises;

(iii) a payment application to Builders Control signed by Seller. If such invoice or voucher is payment for work performed by Seller's General Contractor for the Wild Oats premises, Buyer shall immediately approve such invoice/voucher for payment (Buyer shall have not rights of disapproval).

          10.2.3 Builders Control will make payments in the form of bank check or bank draft only, to Seller's General Contractor, pursuant to the approved invoice/voucher, during the progress of Seller's work on the Wild Oats premises. Any excess funds remaining with Builders Control after payment of all invoices/vouchers for Seller's work shall be refunded to Seller.

          10.2.4 Pursuant to Section 1.6 of Exhibit "C" to the Wild Oats lease, Wild Oats is required to reimburse Seller $200,000.00 as tenant's contribution towards the cost of construction of the Premises (the "TENANT CONTRIBUTION"). Notwithstanding the Close of Escrow and transfer and assignment of the Wild Oats lease to Buyer, Seller shall retain the right to payment of the Tenant Contribution when such right accrues under the Wild Oats lease. Seller shall have the right to recover the Tenant Contribution directly from Wild Oats (in which event Buyer shall provide reasonable written confirmation to Wild Oats, if requested), including such legal action as Seller may elect, at Seller's sole cost and expense (except that Seller shall not have the right to initiate any action to evict Wild Oats nor have the right to terminate the Wild Oats lease). In the event Wild Oats remits payment of the Tenant Contribution to Buyer, Buyer shall forthwith remit the full amount of the Tenant Contribution to Seller without further notice or demand.

     10.3 ACCESS TO WILD OATS PREMISES. For as long as necessary after Close of Escrow, Buyer shall allow Seller full, complete and unfettered access to the Wild Oats premises and any construction staging areas in the common area of the Property being used by Seller as part of Seller's work in the Wild Oats premises. Seller shall not be charged any fees or costs by Buyer while Seller is prosecuting completion of Seller's work in the Wild Oats premises nor in the event any so-called "pickup work" or "punch list" work is to be performed after substantial completion of Seller's work.

     10.4 INDEMNIFICATION OF BUYER. Seller covenants and agrees to complete all of Seller's work in the Wild Oats premises in accordance with Seller's obligations under the Wild Oats lease, including completion of any "pickup work" or "punch list" work, and further covenants and agrees that Buyer shall not be required to expend any sums for any work in the Wild Oats premises which was originally part of Seller's work obligations under the Wild Oats lease. Seller shall indemnify and hold Buyer harmless from and against all claims, demands, damages and causes of action arising out of Seller's failure to satisfy Seller's obligations to complete construction of the build-out of the Wild Oats premises as required by the Wild Oats Lease. The foregoing indemnity shall include defense of any legal action which may be brought by Wild Oats arising out of Seller's work obligations in the Wild Oats premises. Seller shall defend such action by counsel reasonably satisfactory to Buyer and shall pay all attorney's fees, court costs, expert fees, and other costs and expenses which may be incurred as a result of such legal action, including any damages award which may result from such legal action. Seller shall not be responsible for payment of any of Buyer's attorney's fees, costs or expenses arising out of any litigation involving Wild Oats unless Buyer has first tendered defense of such action to Seller and Seller has failed or refused to enter a defense thereto by counsel reasonably satisfactory to Buyer.

     10.5 TERMINATION OF SELLER'S OBLIGATIONS. Upon Seller's satisfactory completion of Seller's work obligations with respect to the Wild Oats premises, Seller shall have no further obligations or liabilities with respect thereto, including any obligation to indemnify or defend Buyer pursuant to Section 10.4 above. The term "satisfactory completion of Seller's work obligations" shall mean the acceptance by Wild Oats of the Wild Oats premises, as provided in the Wild Oats lease, and the completion of all "punch list" work required by Wild Oats. From and after such acceptance, Seller shall have no obligations or residual liability to Buyer with respect to any of Seller's work in the Wild Oats premises and Buyer shall assume sole liability and responsibility therefor, including any latent defects which may subsequently be disclosed. At Buyer's request, Seller shall provide Buyer with an assignment of all warranties provided by Seller's contractors and subcontractors who provided work in the Wild Oats premises.

     10.6 TENANT IMPROVEMENT ALLOWANCES.

          (a) Seller has committed to pay the following tenants a contribution towards the cost of such tenants' improvement work in their premises (the "TI ALLOWANCES"). The TI Allowances, as set forth in each of the following tenants' leases, are as follows;

     Mark Tang dba Big Island BBQ, 1323 S. Harbor Blvd.   $   10,000.00

     Orange County Credit Union, 1469 S. Harbor Blvd.     $   17,000.00

     First Bank & Trust, 1375 S. Harbor Blvd.             $   88,000.00

          (b) Seller shall either pay the TI Allowances prior to Close of Escrow, if the obligation to pay has arisen under a tenant's lease, or Seller shall deposit the unpaid TI Allowance with Escrow and instruct Escrow to pay each TI Allowance as each tenant's right to payment accrues under its lease.

     10.7 UNPAID LEASING COMMISSIONS. Seller shall pay outside of Escrow all leasing commissions which are due but unpaid by Seller as of Close of Escrow. Seller's leasing broker, PACIFIC RETAIL PARTNERS, shall provide Buyer with an estoppel statement which shall state that Pacific Retail Partners agrees to look solely to Seller for payment of all unpaid leasing commissions arising from leasing activities at the Property and that Pacific Retail Partners shall not look to Buyer, the Property or any of the tenants of the Property for all or any part of such unpaid leasing commissions. Seller warrants and represents to Buyer that Pacific Retail Partners is the only broker entitled to leasing commissions arising from leasing activities at the Property.

     10.8 RENT RETENTION IN ESCROW. Seller agrees that Buyer is entitled to the rental income stream which would be generated, as of the Close of Escrow, pursuant to certain existing Tenant Leases whose obligation to commence payment of monthly minimum or base rent and Common Area expenses ("UNACCRUED RENT") may not yet have accrued as of Close of Escrow because such tenants are not obligated under their leases to commence payment of Unaccrued Rent as of the Close of Escrow. The Unaccrued Rent tenants and their respective monthly rent and Common Area expenses are:

Name of Tenant           Base/Minimum Rent     CAM Expenses       Total/Month
-----------------      --------------------   --------------     -------------
   Wild Oats                  $  39,540.00        $  9,429.00        $ 48,969.00

   Sylvan Learning Center     $   5,970.00        $  1,350.00        $  7,320.00

   Tang-Big Island BBQ        $   2,616.00        $    415.00        $  3,031.00
                                                                     -----------
                                                           Total     $ 59,320.00

In order to assure that Buyer will receive the equivalent of Unaccrued Rent which would otherwise be payable as of Close of Escrow, the amount of $ 160,000.00 ("UNACCRUED RENT AMOUNT") shall be retained in Escrow as of Close of Escrow, subject to the following:

          10.8.1 As of the Close of Escrow, Buyer shall be allowed to withdraw a sum from Escrow equal to the Unaccrued Rent of all Unaccrued Rent Tenants which has accrued since Close of Escrow plus the amount which would accrue in advance for the calendar month following the month of Close of Escrow ("VACANT AND UNACCRUED RENT DRAW"). The monthly Unaccrued Rent Draw shall continue on the first day of each subsequent calendar month until each of the Unaccrued Rent Tenants' obligation to pay rent and Common Area expenses shall have accrued pursuant to each of their leases.

          10.8.2 The Unaccrued Rent Draw shall be adjusted and reduced as each Unaccrued Rent Tenant's obligation to pay rent accrues pursuant to their leases [e.g., if Buyer has withdrawn the $6,000 as the full month's Unaccrued Rent for an Unaccrued Rent Tenant, on the first day of a 30-day month, and that Unaccrued Rent Tenant's obligation to commence payment of rent under its lease accrues on the fifth day of the month of the Unaccrued Rent Draw, then Seller shall be entitled to a credit against the next Buyer Unaccrued Rent Draw for 25 days or 5/6 of $6,000 = $5,000]. Effective the date that all Unaccrued Rent Tenants' obligation to commence payment of rent under each of their respective leases shall have accrued, Buyer shall cease any further Unaccrued Rent Draws from Escrow and any balance remaining on account shall be returned to Seller.

          10.8.3 Seller does not guarantee nor warrant the payment of any rents or other lease charges by any tenants under their respective Tenant Leases and no such warranty or guaranty shall be implied from the foregoing. Buyer shall be solely responsible for the collection of all rents and other charges from tenant under the Tenant Leases from and after Close of Escrow and Seller's obligations under this Section 10.8 are limited to the Unaccrued Rent Amount set forth in
Section 10.8 above.

     10.9 RENT RETENTION FOR VACANT SPACE. Seller agrees that Buyer is entitled to the rental income stream which would be generated, as of the Close of Escrow, for the vacant space on the Property consisting of 7,400 sq.ft. and identified as Space F01 in the offering memorandum (the "VACANT SPACE"). At the Close of Escrow, the amount of $ 186,600.00 ("VACANT SPACE RENT AMOUNT") and the amount of $ 70,000.00 (for allowances and commissions pursuant to Section 10.9.3) shall be retained in Escrow and be subject to the following:

          10.9.1 As of the Close of Escrow, Buyer shall be allowed to withdraw a sum from Escrow equal to the minimum/base rent plus estimated CAM expenses and other net lease charges which would otherwise accrue on the Vacant Space from the Close of Escrow plus the amount which would accrue in advance for the calendar month following the month of Close of Escrow ("VACANT SPACE RENT DRAW"). The monthly Vacant Space Rent Draw shall be $11,717.00 for minimum/base rent and $2,800.00 for estimated monthly CAM costs and all other net charges which might accrue under a lease applicable to the Vacant Space. The monthly Vacant Space Rent Draw shall continue on the first day of each subsequent calendar month until the earlier of the following to occur: (i) a tenant has opened for business in all or a part of the Vacant Space and rent shall commence to accrue pursuant to a written lease for such Vacant Space; in the event tenant paid rent for a period prior to first opening for business, Seller shall be credited with all such previously paid rents; in the event of a partial leasing of the Vacant Space, the monthly Vacant Space Rent Draw shall be decreased pro rata; or (ii) Buyer has received a Vacant Space Rent Draw for a period of twenty-four (24) months.

          10.9.2 Buyer shall use good faith and commercially reasonable efforts to lease each and every Vacant Space as soon as practicable, provided that the prospective tenant shall be reasonably acceptable to Buyer and subject to Buyer's standard leasing conditions. Any lease for Vacant Space shall not provide for the tenant thereof to receive a period of free rent in excess of sixty (60) days nor shall Buyer grant any lease concessions which are not commercially reasonable and which would adversely impact the ability of the Vacant Space Rent Draw to be reduced or eliminated.

          10.9.3 If a lease of Vacant Space results in a broker leasing commission and/or tenant improvement allowance payable by Buyer, Seller shall be liable for the full amount thereof provided the same is commercially reasonable; provided, however, that in no event shall Seller's liability for such commission(s) and/or improvement allowances exceed $70,000.00 for the Vacant Space.

          10.9.4 In no event shall Seller's liability for the Vacant Space Rent Draw exceed the sum of $186,600.00.

ARTICLE 11: MISCELLANEOUS PROVISIONS

     11.1 BROKERAGE COMMISSIONS. Seller hereby represents and warrants to Buyer that Seller has not entered into any agreement with any broker, salesperson or finder in connection with the transactions covered by this Agreement other than a separate broker's agreement between Seller and Marcus & Millichap, 19800 MacArthur Blvd., Suite 150, Irvine, California, 91612-2429 (the "BROKER")which provides for Seller to pay a brokerage commission to Broker at Close of Escrow (the "BROKERAGE COMMISSION"), as provided by the terms and conditions of the separate listing agreement between Seller and Broker. Seller shall be solely responsible for the payment of the Brokerage Commission. Except for any Brokerage Commission which may be owed by Seller to Broker, Buyer hereby warrants and represents to Seller that Buyer has made no statement or representation nor entered into any agreement with any broker, salesperson or finder in connection with the transaction covered by this Agreement. In the event of a claim for any broker's or finder's fees or commissions in connection with the negotiation or execution of this Agreement or the transaction contemplated hereby, Seller shall indemnify, hold harmless and defend Buyer from and against such claim if such claim shall be based upon any agreement alleged to have been made by Seller; and Buyer shall indemnify, hold harmless and defend Seller from and against such claim if such claim shall be based upon any agreement alleged to have been made by Buyer.

     11.2 TAX DEFERRED EXCHANGE. Each party agrees, at the request of any other party, to cooperate in a tax deferred exchange transaction for the benefit of the other party, provided such participation shall be at no cost, liability or expense to the accommodating party nor materially or adversely affect or delay the Close of Escrow; provided that the party to whom the request is made shall incur no additional liability or costs in connection therewith and said party shall not have an obligation to actually take title to an exchange property.

     11.3 NOTICES. Any notice, demand, approval, consent or other communication required or desired to be given under this Agreement in writing shall be directed to the party involved at the address indicated below:

SELLER              ANATON ASSOCIATES
                    c/o Howard B. Jones
                    Jones Development Group
                    3636 Birch Street, Suite 200
                    Newport Beach, CA.  92660
                    PH 949/752-7300
                    FAX 949/852-8475
                    FAX 949/494-7510

with a copy to:     Thomas Dobyns, Esq.
                    653 S. "B" Street, Suite 100
                    Tustin, CA.  92780
                    PH 714/838-5588
                    FAX 714/838-1632

BUYER               INLAND REAL ESTATE ACQUISITIONS, INC.
                    2901 Butterfield Road
                    Oak Brook, IL 60523
                    PH 630/218-4948
                    FAX 630/218-4935

with a copy to:     Gary Pechter, Counsel
                    INLAND REAL ESTATE ACQUISITIONS, INC.
                    2901 Butterfield Road
                    Oak Brook, IL  60523
                    PH 630/645-2084
                    FAX 630/218-4900

ESCROW HOLDER       FIRST AMERICAN TITLE COMPANY
                    Attn: Paula Podvin
                    30 North LaSalle Street, Suite 310
                    Chicago, IL 60602
                    PH 312/917-7258
                    FAX 630/799-8716

Any notice, demand, approval, consent or other communication may be given by personal delivery, fax (with hard copy mailed regular mail the same day), or nationally recognized overnight air courier and shall be deemed delivered on the same day that it is personally delivered, transmitted by facsimile (provided the hard copy is sent the same day and the receipt or the facsimile transmission is confirmed by follow-up telephone call the same day) or sent by overnight courier for next business morning delivery, provided the same is properly addressed and all fees and charges are prepaid by the sender. Notices transmitted to Seller via facsimile must be transmitted to BOTH facsimile numbers for Seller.

     11.4 MODIFICATION. This Agreement may not be modified or amended except by a written agreement executed by the party to be charged with such modification or amendment.

     11.5 ATTORNEY'S FEES. In the event any legal action is commenced to enforce or interpret, or for breach of, any provision of this Agreement, or for fraud, rescission or any other tort or equitable relief, the prevailing party shall be entitled to recover from the losing party all costs and expenses (including without Limitation reasonable attorney's fees) incurred by the prevailing party, in addition to all other relief and remedies to which the prevailing party may be entitled.

     11.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inur to the benefit of, the successors and assigns of the parties. Buyer may assign its rights under this Agreement to any affiliate or subsidiary of Columbus Pacific Properties but such assignment shall not act to release or discharge Buyer from any of its obligations or liabilities hereunder.

     11.7 DUPLICATE, COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in duplicate counterparts, all of which together shall constitute a single instrument, and each of which shall be deemed an original of this Agreement for all purposes, notwithstanding that less than all the signatures appear on any one counterpart. Authorized signatures transmitted by facsimile shall be deemed as effective as if original signatures on this Agreement.

     11.8 WAIVER OF JURY TRIAL. In the event of any action or proceeding being brought arising out of this Agreement, the parties agree to waive trial by jury and submit all issues to a judge sitting as trier of fact.

     11.9 SECTION HEADINGS. The various section headings in this Agreement are inserted for convenience of reference only, and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     11.10 SURVIVAL OF CONTENTS. All agreements, conditions, acknowledgements, representations and other obligations set forth in this Agreement shall survive the Close of Escrow, and any doctrine that would hold that performance is deemed completed upon the closing shall not apply to this Agreement because many obligations under this Agreement are to be performed after Close of Escrow.

     11.11 HOLIDAYS. When performance of an obligation or satisfaction of a condition set forth in this Agreement is required on or by a date that is a Saturday, Sunday or legal holiday, such performance or satisfaction shall instead be required on or by the next business day following that Saturday, Sunday or holiday, notwithstanding any other provisions of this Agreement. The term "business days" means that Saturday, Sunday and legal holidays are not included in computing the passage of tune.

     11.12 EXHIBITS. Exhibits A through K are attached to and incorporated into this Agreement by reference.

     11.13 ENTIRE AGREEMENT. This Agreement is the entire agreement of Seller and Buyer with respect to the Property and the transaction contemplated hereby, containing all of the terms and conditions to which Seller and Buyer have agreed. This Agreement supersedes and replaces entirely all previous oral and written understandings, letter(s) of intent between Seller and Buyer respecting the Property and the transaction contemplated hereby.

     11.14 TIME. Time is of the essence in this Agreement and each and every provision of this Agreement and the performance of each and every term, covenant, condition and provision hereof.

     11.15 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California. This Agreement is entered into at Orange County, California, and performance of its terms are expressly provided to occur thereat.

     11.16 SEVERABILITY. If any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses and phrases contained in this Agreement shall not be affected thereby.

     11.17 AMBIGUITIES NOT CONSTRUED AGAINST DRAFTING PARTY. The doctrine that any ambiguity contained in a contract shall be construed against the party whose counsel has drafted the contract is expressly waived by each of the parties hereto since counsel for both Seller and Buyer are active participants in drafting this Agreement.

     11.18 PRESS RELEASES. Prior to Close of Escrow, neither party shall make any public release regarding this transaction or any aspect thereof, and each party shall cause its officers, directors, partners, principals, employees, agents, brokers and representatives not to make any public release of information regarding the matters described in this Agreement.

     11.19 CONFIDENTIALITY. Prior to Close of Escrow, Buyer agrees to use its highest and best efforts not to provide copies of the Due Diligence Documents or any other documents provided to Buyer by Seller, to any third parties except as required by law, approved by Seller in advance, or as is reasonably necessary for review and approval during the Review Period. Buyer and Seller agree that (except as required by law, approved by the other party, or as is reasonably determined, in good faith, to be necessary by Buyer to complete its due diligence process) neither party will disclose the Purchase Price or other terms of this Agreement to any third person. Any confidentiality agreement previously executed by Buyer is deemed superseded and replaced in its entirety by Section
11.18 and 11.19 hereof.

     11.20 NOT AN OFFER. This Agreement does not constitute an offer by Seller to sell the Property nor an offer by Buyer to purchase the Property but is prepared solely for the purpose of negotiations between the parties. Either party may terminate negotiations for the purchase and sale of the Property, with or without cause, at any time prior to full execution and delivery of this Agreement. Only a fully executed and delivered Agreement shall be a binding contract between the parties and the parties expressly waive the right to rely upon the doctrine of promissory estoppel, substantial performance, partial performance or any other doctrine or rule of law as a substitute for the requirement that this Agreement shall only be binding on the parties when fully executed and delivered.

     11.21 FURTHER ASSURANCES. Each party hereto agrees to do all acts and things and to make, execute and deliver such written instruments as shall be reasonably necessary to carry out the terms and provisions of this Agreement. This covenant of further assurances shall survive Closing.

     11.22 BUSINESS DAYS. If any date herein set forth for the performance of any obligations of Seller or Buyer or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday or legal holiday. As used herein, the term "legal holiday" means any state or federal holiday for which financial institutions or post offices are generally closed in the State where the Property is located.

SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, this Agreement is executed by the parties on the dates set opposite their signatures below, but shall be deemed dated for reference purposes as of the date first written above.

                              SELLER

Dated: 5/27/04                ANATON ASSOCIATES
       -----------------      A California limited partnership

                              By:  /s/ Howard B. Jones
                                  --------------------------------------
                                   Howard B. Jones, III, Trustee of the
                                   Revocable Trust dtd 12/2/1982, as
                                   General Partner

                              By:  /s/ David M. Whitney
                                  --------------------------------------
                                   David M. Whitney, Co-Trustee of The
                                   Whitney Trust U/D/T dated 6/17/1991,
                                   as General Partner

                              By:  /s/ Janet N. Whitney
                                  --------------------------------------
                                   Janet N. Whitney, Co-Trustee of The
                                   Whitney Trust U/D/T dated 6/17/191,
                                   as General Partner

                              By:  Fullerheim Partners, Ltd.
                                   A California limited partnership,
                                   as General Partner

                                   By: /s/ John W. Phelps
                                      -----------------------------------
                                       John W. Phelps II, General Partner

                                   By: /s/ James S. Phelps
                                      -----------------------------------
                                       James S. Phelps, General Partner

                              BUYER

Dated: 5/20/04                INLAND REAL ESTATE ACQUISITIONS, INC.
       -----------------      An Illinois corporation

                              By: /s/ [ILLEGIBLE]
                                  --------------------------------

                              Its: SR V.P.
                                   -------------------------

                              By:
                                  --------------------------------

                              Its:
                                   -------------------------

                                   EXHIBIT A-1

                               PROPERTY SITE PLAN
                                  (Recitals A)

LUCESCU GROUP @                                            FULLERTON METROCENTER
MARCUS & MILLICHAP                                         FULLERTON, CALIFORNIA

                                    SITE PLAN

                                  [FLOOR PLAN]

                                   EXHIBIT "A"

                                   EXHIBIT A-2

                               PROPERTY SCHEMATIC
                          (Recitals B, Section 4.2.14)

                                     Sub-lease C
                 Sublease B          (subleased to
                 (subleased to       Anaton by                  CORNER PARCEL
                 Anaton by           Target.
                 Target)                                      (leased to Anaton
                                                              by Fullerton Metro
                                                              Center LLC)

           TARGET PARCEL              Sub-Lease E
  (Owned by Phelps Trust & leased     (subleased               Sub-Lease D
  to Target)                          to Anaton                (subleased to
                                      by Target)               Anaton by Target)
  (Six parcels[B-G have been
  leased to Anaton)                   Sub-Lease F
                                      (subleased               Sub-Lease G
                                      to Anaton                (subleased to
                                      by Target)               Anaton by Target)

                                                   PARCEL 2

        NOT INCLUDED                   (Leased to Anaton by Fullerton
                                       Metro Center, LLC)

                                                   PARCEL 3

                                       (Leased to Anaton by Fullerton
                                       Metro Center, LLC)

                                   EXHIBIT B-1

                             LEGAL DESCRIPTIONS FOR

                      CORNER PARCEL, PARCEL 2 AND PARCEL 3
                                 (Recitals B-1)

                              PARCEL 2 DESCRIPTION

PARCEL 2 OF PARCEL MAP NO. 85-375, AS SHOWN ON A MAP FILED IN BOOK 220, PAGES 38 THROUGH 41 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY; CALIFORNIA.

                              PARCEL 3 DESCRIPTION

PARCEL 3 OF PARCEL MAP NO. 85-375, AS SHOWN ON A MAP FILED IN BOOK 220, PAGES 38 THROUGH 41 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OR ORANGE COUNTY, CALIFORNIA.

                            CORNER PARCEL DESCRIPTION

THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 4, TOWNSHIP 4 SOUTH, RANGE 10 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, AS SHOWN ON A MAP RECORDED IN BOOK 51, PAGE 10 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 4, SAID CORNER BEING THE CENTERLINE INTERSECTION OF ORANGETHORPE AVENUE AND HARBOR BOULEVARD, AS SAID INTERSECTION IS SHOWN ON A MAP FILED IN BOOK 220, PAGES 38 TO 40 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID ORANGE COUNTY; THENCE SOUTH ALONG THE EAST LINE OF SAID SECTION A DISTANCE OF 305.00 FEET; THENCE SOUTH 89 DEG. 52' 15" WEST PARALLEL WITH THE NORTH LINE OF SAID SECTION 4, A DISTANCE OF 57.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH, PARALLEL WITH SAID EAST LINE OF SAID SECTION, A DISTANCE OF 129.95 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 174.75 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 15 DEG. 11' 21" AN ARC DISTANCE OF 46.33 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHWESTERLY AND HAVING A RADIUS OF 168.75 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 01 DEG. 12' 25" AN ARC DISTANCE OF 3.55 FEET TO A POINT IN THE WEST LINE OF SAID HARBOR BOULEVARD, SAID POINT BEING
50.00 FEET WESTERLY OF THE EAST LINE OF SAID SECTION 4; THENCE NORTH ALONG SAID WEST LINE OF HARBOR BOULEVARD. A DISTANCE OF 45.78 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 27.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEG. 07' 45" AN ARC DISTANCE OF 42.47 FEET TO A LINE PARALLEL WITH AND 53 FEET SOUTHERLY OF THE NORTH LINE OF SAID SECTION 4; THENCE PARALLEL WITH AND 53.00 FEET SOUTH OF THE NORTH LINE OF SAID SECTION 4; SOUTH 89 DEG. 52' 15" WEST 124.99 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 365.50 FEET; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 7 DEG. 20' 46" AN ARC DISTANCE OF 46.86 FEET TO A POINT IN THE SOUTH LINE OF SAID ORANGETHORPE AVENUE, SAID POINT BEING 50.00 FEET SOUTHERLY OF THE NORTH LINE OF SAID SECTION 4; THENCE PARALLEL WITH SAID NORTH LINE, SOUTH 89 DEG. 52' 15" WEST 161.21 FEET; THENCE SOUTH, PARALLEL WITH THE EAST LINE OF SAID SECTION, A DISTANCE OF 255.00 FEET; THENCE PARALLEL WITH THE NORTH LINE OF SAID SECTION, NORTH 89 DEG. 52' 15" EAST 353.00 FEET TO THE TRUE POINT OF BEGINNING.

                                   EXHIBIT B-2

                         LEGAL DESCRIPTIONS FOR SUBLEASE

                               PARCELS B THROUGH G
                                 (Recitals C-1)

SUBLEASE
PARCEL "B" LEGAL DESCRIPTION

IN THE CITY OF FULLERTON, COUNTY OF ORANGE, STATE OF CALIFORNIA, A PORTION OF PARCEL 3, AS SHOWN ON MAP RECORDED IN BOOK 21, PAGE 7, OF PARCEL MAPS IN THE OFFICE OF THE RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTERLINE INTERSECTION OF HARBOR BOULEVARD AND ORANGETHORPE AVENUE; THENCE S 89 DEG. 52' 15" W, ALONG SAID CENTERLINE OF ORANGETHORPE AVENUE, 1021.82 FEET; THENCE S 00 DEG. 07' 45" E, 50.00 FEET, TO A POINT IN THE SOUTHERLY RIGHT OF WAY OF SAID ORANGETHORPE AVENUE, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE S 00 DEG. 07' 45" E, 90.00 FEET; THENCE
N 89 DEG. 52' 15" E, 145.00 FEET; THENCE N 00 DEG. 07' 45" W, 90.00 FEET TO A
POINT IN THE SOUTHERLY RIGHT OF WAY OF SAID ORANGETHORPE AVENUE; THENCE S 89 DEG. 52' 15" W ALONG SAID SOUTHERLY RIGHT OF WAY; 145.00 FEET, TO THE TRUE POINT OF BEGINNING.

                                  [PARCEL "B" MAP]

SUBLEASE
PARCEL "C" LEGAL DESCRIPTION

IN THE CITY OF FULLERTON, COUNTY OF ORANGE, STATE OF CALIFORNIA, A PORTION OF PARCEL 3, AS SHOWN ON MAP RECORDED IN BOOK 21, PAGE 7, OF PARCEL MAPS IN THE OFFICE OF THE RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTERLINE INTERSECTION OF HARBOR BOULEVARD AND ORANGETHORPE AVENUE; THENCE S 89 DEG. 52' 15" W, 578.65 FEET; THENCE S 00 DEG. 07' 45" E, 50.00', TO A POINT IN THE SOUTHERLY RIGHT OF WAY OF SAID ORANGETHORPE AVENUE, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE S 00 DEG. 07' 45" E, 150.00 FEET; THENCE N 89 DEG. 52' 15" E, 105.00 FEET; THENCE N 00 DEG. 07' 45" W,
150.00 FEET, TO A POINT IN THE SOUTHERLY RIGHT OF WAY OF SAID ORANGETHORPE AVENUE; THENCE S 89 DEG. 52' 15" W, ALONG SAID SOUTHERLY RIGHT OF WAY OF ORANGETHORPE, 105.00 FEET, TO THE TRUE POINT OF BEGINNING.

                                  [PARCEL "C" MAP]

SUBLEASE
PARCEL "D" LEGAL DESCRIPTION

IN THE CITY OF FULLERTON, COUNTY OF ORANGE, STATE OF CALIFORNIA, A PORTION OF PARCEL 3, AS SHOWN ON MAP RECORDED IN BOOK 21, PAGE 7, OF PARCEL MAPS IN THE OFFICE OF THE RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTERLINE INTERSECTION OF HARBOR BOULEVARD AND ORANGETHORPE AVENUE; THENCE SOUTH, ALONG THE CENTERLINE OF SAID HARBOR BOULEVARD, 521.49 FEET; THENCE WEST, 50.00 FEET, TO A POINT IN THE WESTERLY RIGHT OF WAY OF SAID HARBOR BOULEVARD SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE WEST,
160.00 FEET; THENCE NORTH, 130.00 FEET; THENCE EAST, 160.00 FEET TO A POINT IN SAID WESTERLY RIGHT OF WAY OF HARBOR BOULEVARD; THENCE SOUTH ALONG SAID WESTERLY RIGHT OF WAY 130.00 FEET TO THE TRUE POINT OF BEGINNING.

                                  [PARCEL "D" MAP]

SUBLEASE
PARCEL "E" LEGAL DESCRIPTION

IN THE CITY OF FULLERTON, COUNTY OF ORANGE, STATE OF CALIFORNIA, A PORTION OF PARCEL 3, AS SHOWN ON MAP RECORDED IN BOOK 21, PAGE 7, OF PARCE MAPS IN THE OFFICE OF THE RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTERLINE INTERSECTION OF HARBOR BOULEVARD AND ORANGETHORPE AVENUE; THENCE S 89 DEG. 52' 15" W ALONG SAID CENTERLINE OF ORANGETHORPE AVENUE,
632.54 FEET; THENCE S 0 DEG. 07' 15" E, 298.50 FEET, TO THE NORTHEASTERLY CORNER OF THE MONTGOMERY WARD AND COMPANY BUILDING; THENCE S 0 DEG. 07' 45" E ALONG THE EASTERLY FACE OF SAID MONTGOMERY WARD AND COMPANY BUILDING 95.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING S 0 DEG. 07' 15" E ALONG SAID EASTERLY FACE OF MONTGOMERY WARD AND COMPANY BUILDING 140.00 FEET; THENCE N 89 DEG. 52 15" E 143.00 FEET; THENCE N 0 DEG. 07' 45" W, 140.00 FEET; THENCE S 89
DEG. 52' 15" W, 143.00 FEET TO THE TRUE POINT OF BEGINNING.

                                  [PARCEL "E" MAP]

SUBLEASE
PARCEL "F"

IN THE CITY OF FULLERTON, COUNTY OF ORANGE, STATE OF CALIFORNIA, A PORTION OF PARCEL 3, AS SHOWN ON MAP RECORDED IN BOOK 21, PAGE 7, OF PARCEL MAPS IN THE OFFICE OF THE RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTERLINE INTERSECTION OF HARBOR BOULEVARD AND ORANGETHORPE AVENUE; THENCE S 89 DEG. 52' 15" W ALONG SAID CENTERLINE OF ORANGETHORPE AVENUE,
632.54 FEET; THENCE S 0 DEG. 07' 45" E, 298.50 FEET TO THE NORTHEASTERLY CORNER OF MONTGOMERY WARD AND COMPANY BUILDING; THENCE S 0 DEG. 07' 45" E, ALONG THE EASTERLY FACE OF SAID MONTGOMERY WARD AND COMPANY BUILDING, 268.00 FEET, TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING S 0 DEG. 07' 45" E ALONG SAID EASTERLY FACE OF MONTGOMERY WARD AND COMPANY BUILDING, 176.27 FEET TO A POINT IN THE SOUTH LINE OF SAID PARCEL 3; THENCE N 89 DEG. 52' 15" E ALONG SAID SOUTH LINE OF PARCEL 3, 143.00 FEET; THENCE N 0 DEG. 07' 49" W, 176.27 FEET; THENCE S 89 DEG. 52' 15" W, 143.00 FEET TO THE TRUE POINT OF BEGINNING.

                                  [PARCEL "F" MAP]


                   AMENDED PAGE 24 OF EXHIBIT "A" TO SUBLEASE
                          FIRST AMENDMENT TO SUBLEASE

                                LEGAL DESCRIPTION

                                    SUBLEASE
                                   PARCEL "G"

A PORTION OF PARCEL 3, IN THE CITY OF FULLERTON, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 21, PAGE 7 OF PARCEL MAPS, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEING THE NORTHERLY 175.00 FEET OF THE SOUTHERLY 183.00 FEET OF THE EASTERLY 270.00 FEET OF SAID PARCEL 3 THEREOF.

CONTAINS 1.085 ACRES, MORE OR LESS AND IS SHOWN ON "SHEET 2 OF 2" ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF.

                       PLAT TO ACCOMPANY LEGAL DESCRIPTION FOR
                               SUBLEASE PARCEL "G"

                                  [PARCEL "G" MAP]

                                    PARCEL 2
                             PARCEL MAP NO. 85-375
                                P.M.B. 220/38-41

                                   EXHIBIT C-1

                               FORM OF ASSIGNMENT
                             (RESTATED GROUND LEASE)
                               (Sec. 7.3.2, 7.4.1)

FULLERTON METROCENTER

EFFECTIVE DATE: ____________

                       ASSIGNMENT, ASSUMPTION AND CONSENT
                             (RESTATED GROUND LEASE)

     This Assignment, Assumption and Consent is dated as of the Effective Date set forth above, and entered into between FULLERTON METRO CENTER, LLC., a California limited liability company, as Landlord, ANATON ASSOCIATES, a California limited partnership, as Assignor, and ___________, as Assignee, with respect to the following:

                                R E C I T A L S:

     A. Assignor and Assignee entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions (the "Purchase Agreement") dated as May _______, 2004, whereby Assignor sold and Assignee purchased that certain shopping center commonly known as Fullerton Metrocenter (the "Property"), as more particularly set forth in the Purchase Agreement.

     B. Included in the purchase and sale of the Property was all of Assignor's right, title and interest in that certain Restated Ground Lease dated as of December 1, 2003 (the "RESTATED GROUND LEASE"), between Landlord and Assignor, covering a portion of the Property commonly known as Parcel 2, Parcel 3 and the Corner Parcel. The legal description of each of the foregoing Parcels is set forth in Exhibit "A" attached hereto.

     C. The Restated Ground Lease is memorialized by that certain Amended and Restated Memorandum of Lease (the "MEMORANDUM OF LEASE") dated as of December 19, 2003, and recorded January 08, 2004, as instrument no. 2004000015508, in the Official Records of Orange County, California.

     D. Assignor desires to convey and transfer all of Assignor's right, title and interest in the Restated Ground Lease and the Memorandum of Lease to Assignee and Assignee desires to accept and assume such conveyance and transfer and for that purpose enter into this agreement (the "ASSIGNMENT & ASSUMPTION").

IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN AND OTHER VALUABLE CONSIDERATION, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

     1. ASSIGNMENT OF RESTATED GROUND LEASE. As of the Effective Date, Assignor does hereby transfer, assign and set over to Assignee all of Assignor's right, title and interest, as Tenant, under the Restated Ground Lease and under the Memorandum of Lease.

     2. ASSUMPTION OF RESTATED GROUND LEASE. As of the Effective Date, Assignee does hereby accept the transfer and assignment of the Restated Ground Lease and Memorandum of Lease and assumes and agrees to faithfully perform and to be bound by all of the terms, covenants, conditions and provisions of the Restated Ground Lease and Memorandum of Lease for the balance of the term thereof.

     3. EFFECTIVE DATE. The Effective Date hereof is the date of Close of Escrow whereby Assignee acquired the Property from Assignor, said date being set forth above and inserted by Escrow as of the Close of Escrow.

     4. DISCHARGE OF ASSIGNOR. As of the Effective Date, Assignor is released and discharged from any and all liability, past, present and future, under the Restated Ground Lease and the Memorandum of Lease.

     5. CONSENT BY LANDLORD. Landlord hereby consents to the within assignment and assumption of the Restated Ground Lease and Memorandum of Lease; provided, however, that such consent shall not be construed to relieve Assignee of the obligation to obtain the express written consent of Landlord, in advance, to any further assignment, which consent will not be unreasonably withheld, conditioned or delayed.

     6. EXECUTION OF SHORT FORM MEMORANDUM. The parties agree to execute and cause to be recorded a Memorandum of Assignment and Assumption of Lease in order to memorialize the provisions hereof as a matter of public record.

     7. COUNTERPARTS. Any executed copy of this Assignment & Assumption shall be deemed an original for all purposes. This Assignment & Assumption may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument.

     8. SUCCESSORS AND ASSIGNS. The covenants and agreements contained in this Assignment & Assumption shall be binding upon and shall inure to the benefit of the parties hereto and their respective valid, permitted heirs, successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Assignment & Assumption as evidenced by the authorized signatures below.

ASSIGNOR

ANATON ASSOCIATES,
A California limited partnership


By:                                             Dated:
    -------------------------------                    -----------------
      Howard B. Jones, III, Trustee of the
      Revocable Trust dtd 12/2/1982, as
      General Partner


By:                                             Dated:
    -------------------------------                    -----------------
      David M. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/1991,
      as General Partner


By:                                             Dated:
    -------------------------------                    -----------------
      Janet N. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/191,
      as General Partner


By:   Fullerheim Partners, Ltd.
      A California limited partnership,
      as General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            John W. Phelps II, General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            James S. Phelps, General Partner

     IN WITNESS WHEREOF, the parties have executed this Assignment & Assumption as evidenced by the authorized signatures below.

ASSIGNEE

[INSERT NAME OF BUYER/ASSIGNEE]

By:
    ----------------------------

Its:
    ----------------------------

Dated:
       -------------------------

     IN WITNESS WHEREOF, the parties have executed this Assignment & Assumption as evidenced by the authorized signatures below.

LANDLORD

FULLERTON  METRO  CENTER, LLC
A Delaware limited liability company

By:   "TRUST"
       JOHN W. PHELPS II AND JAMES S. PHELPS
       AS TRUSTEES OF THE TESTAMENTARY TRUST
       CREATED BY THE LAST WILL AND TESTAMENT
       OF JOHN WILSON PHELPS, DECEASED

       By:                                      Dated:
           -------------------------------             --------------------
             John W. Phelps II, Trustee

       By:                                      Dated:
           -------------------------------             --------------------
             James S. Phelps, Trustee

By:   "FULLERHEIM"
        FULLERHEIM PARTNERS, LTD.
        A California limited partnership

       By:                                      Dated:
           -------------------------------             --------------------

             John W. Phelps II, General Partner

       By:                                      Dated:
           -------------------------------             --------------------
             James S. Phelps, General Partner

                                   EXHIBIT C-2

                       SHORT FORM MEMORANDUM OF ASSIGNMENT
                             (RESTATED GROUND LEASE)
                               (Sec. 7.3.2, 7.4.1)

Recording Requested By:

After Recording Mail To:

                     MEMORANDUM OF ASSIGNMENT AND ASSUMPTION
                            OF RESTATED GROUND LEASE

     THIS MEMORANDUM OF ASSIGNMENT AND ASSUMPTION OF RESTATED GROUND LEASE ("MEMORANDUM OF ASSIGNMENT") is made as of ___________, 2004, between Fullerton Metro Center, LLC, a Delaware limited liability company, as Landlord, Anaton Associates, a California limited partnership, as Assignor, and ___________ , as Assignee, with reference to that certain Assignment, Assumption and Consent (Restated Ground Lease) dated _________ between such parties (the "ASSIGNMENT & ASSUMPTION").

     A. This Memorandum of Assignment is intended to evidence of record the assignment and assumption of the Restated Ground Lease, described and memorialized in that certain Amended and Restated Memorandum of Lease (the "EXISTING MEMORANDUM OF LEASE") dated as of December 19, 2003, and recorded January 08, 2004, as instrument no. 2004000015508, in the Official Records of Orange County, California.

     B. The legal description of the property covered by the Existing Memorandum of Lease is attached hereto as Exhibit "A".

In addition, this Memorandum of Assignment shall provide third parties with constructive notice of the following with respect to the Restated Ground Lease.

     1. The Restated Ground Lease has been transferred and assigned from Assignor to Assignee and Assignee has assumed and agreed to be bound by all the terms, covenants, conditions and provisions of the Restated Ground Lease.

     2. The Landlord of the Restated Ground Lease has consented to the assignment and assumption thereof on the terms and conditions set forth in the Assignment and Assumption.

     This Memorandum of Assignment may be executed in counterparts which together shall constitute but one and the same original.

     This Memorandum of Assignment is prepared for the purpose of recordation and in no way modifies the provisions of the Assignment & Assumption.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Assignment and Assumption of Restated Ground Lease as evidenced by the authorized signatures below.

ASSIGNOR

ANATON ASSOCIATES,
A California limited partnership

By:                                             Dated:
    -------------------------------                    -----------------
      Howard B. Jones, III, Trustee of the
      Revocable Trust dtd 12/2/1982, as
      General Partner

By:                                             Dated:
    -------------------------------                    -----------------
      David M. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/1991,
      as General Partner

By:                                             Dated:
    -------------------------------                    -----------------
      Janet N. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/191,
      as General Partner

By:   Fullerheim Partners, Ltd.
      A California limited partnership,
      as General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            John W. Phelps II, General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            James S. Phelps, General Partner

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Assignment and Assumption of Restated Ground Lease as evidenced by the authorized signatures below.

ASSIGNEE

[INSERT NAME OF BUYER/ASSIGNEE]

By:
    ----------------------------

Title:
       -------------------------

Dated:
       -------------------------

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Assignment and Assumption of Restated Ground Lease as evidenced by the authorized signatures below.

LANDLORD

FULLERTON  METRO  CENTER, LLC
A Delaware limited liability company

By:   "TRUST"
       JOHN W. PHELPS II AND JAMES S. PHELPS
       AS TRUSTEES OF THE TESTAMENTARY TRUST
       CREATED BY THE LAST WILL AND TESTAMENT
       OF JOHN WILSON PHELPS, DECEASED

       By:                                      Dated:
           -------------------------------             --------------------
             John W. Phelps II, Trustee

       By:                                      Dated:
           -------------------------------             --------------------
             James S. Phelps, Trustee

By:   "FULLERHEIM"
        FULLERHEIM PARTNERS, LTD.
        A California limited partnership

        By:                                     Dated:
           -------------------------------             --------------------

             John W. Phelps II, General Partner

        By:                                     Dated:
           -------------------------------             --------------------
             James S. Phelps, General Partner

                                   EXHIBIT D-1

                               FORM OF ASSIGNMENT
                             (WARDS/TARGET SUBLEASE)
                               (Sec. 7.3.2; 7.4.1)

FULLERTON METROCENTER

EFFECTIVE DATE: _____________

                          ASSIGNMENT AND ASSUMPTION OF
                              WARDS/TARGET SUBLEASE

     This Assignment and Assumption is dated as of the Effective Date set forth above, and entered into between ANATON ASSOCIATES, a California limited partnership, as Assignor, and ____________, as Assignee, with respect to the following:

                                R E C I T A L S:

     A. Assignor and Assignee entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions (the "Purchase Agreement") dated as May ____, 2004, whereby Assignor sold and Assignee purchased that certain shopping center commonly known as Fullerton Metrocenter (the "Property"), as more particularly set forth in the Purchase Agreement.

     B. Included in the purchase and sale of the Property was all of Assignor's right, title and interest in that certain sublease between Assignor, as Sub-Tenant, and Montgomery Ward & Co., Incorporated ("WARDS"), as Sub-Landlord, dated as of September 12, 1986 (the "WARDS/TARGET SUBLEASE"), covering a portion of the Property commonly known as Sublease Parcel 'B', Sublease Parcel
'C', Sublease Parcel 'D', Sublease Parcel 'E', Sublease Parcel 'F' and Sublease Parcel 'G', all as more particularly described therein. The legal descriptions of each of the foregoing Sublease Parcels are set forth in Exhibit "A" attached hereto.

     C. The Wards/Target Sublease has been modified by a "First Amendment to Sublease" dated April 9,1987, and by that certain "Fourth Amendment to Lease and Second Amendment to Sublease" dated as of December 21, 2001 (collectively the "WARDS/TARGET SUBLEASE AMENDMENTS"). By virtue of the Wards/Target Sublease Amendments, Target Corporation ("TARGET") assumed the position of Wards as Sub-Landlord under the Wards/Target Sublease.

     D. The Wards/Target Sublease has been further supplemented, modified and memorialized by the following: (i) a Memorandum of Sublease dated as of September 12, 1986, and recorded May 15,1987, as Instrument No. 87-274838, in the Official Records of Orange County; (ii) a First Amendment to Memorandum of Sublease dated as of April 9, 1987, and recorded November 17, 1987, as Instrument No, 87-646472, Official Records of Orange County; (iii) a Supplemental Agreement Pertaining to Sublease and Memorandum of Sublease dated as of November 17,1987, and recorded February 24,1988, as Instrument No. 88-080160, Official Records of Orange County; and (iv) the incorrectly entitled "First

[should read "Second"] Amendment to Memorandum of Sublease" dated as of September 21, 2001, and recorded February 11, 2002, as Instrument No. 20020120386, Official Records of Orange County (all of the foregoing being collectively the "WARDS/TARGET RECORDED DOCUMENTS").

     E. For purposes hereof, reference to the Wards/Target Sublease shall include the Wards/Target Sublease Amendments and the Wards/Target Recorded Documents.

     F. Assignor desires to convey and transfer all of Assignor's right, title and interest in the Wards/Target Sublease to Assignee and Assignee desires to accept and assume such conveyance and transfer and for that purpose enter into this agreement (the "ASSIGNMENT & ASSUMPTION").

IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN AND OTHER VALUABLE CONSIDERATION, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

     1. ASSIGNMENT OF WARDS/TARGET SUBLEASE. As of the Effective Date, Assignor does hereby transfer, assign and set over to Assignee all of Assignor's right, title and interest, as Sub-Tenant, under the Wards/Target Sublease.

     2. ASSUMPTION OF WARDS/TARGET SUBLEASE. As of the Effective Date, Assignee does hereby accept the transfer and assignment of the Wards/Target Sublease and assumes and agrees to faithfully perform and to be bound by all of the terms, covenants, conditions and provisions of the Wards/Target Sublease for the balance of the term thereof.

     3. EFFECTIVE DATE. The Effective Date hereof is the date of Close of Escrow whereby Assignee acquired the Property from Assignor, said date being set forth above and inserted by Escrow as of the Close of Escrow.

     4. CONSENT BY SUB-LANDLORD. Pursuant to Section 13.2 of the Wards/Target Sublease, the consent of Sub-Landlord to this Assignment & Assumption is neither necessary or required.

     5. EXECUTION OF SHORT FORM MEMORANDUM. The parties agree to execute and cause to be recorded a Memorandum of Assignment and Assumption of Wards/Target Sublease in order to memorialize the provisions hereof as a matter of public record.

     6. COUNTERPARTS. Any executed copy of this Assignment & Assumption shall be deemed an original for all purposes. This Assignment & Assumption may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument.

     7. SUCCESSORS AND ASSIGNS. The covenants and agreements contained in this Assignment & Assumption shall be binding upon and shall inure to the benefit of the parties hereto and their respective valid, permitted heirs, successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Assignment & Assumption as evidenced by the authorized signatures below.

ASSIGNOR

ANATON ASSOCIATES,
A California limited partnership

By:                                             Dated:
    -------------------------------                    -----------------
      Howard B. Jones, III, Trustee of the
      Revocable Trust dtd 12/2/1982, as
      General Partner

By:                                             Dated:
    -------------------------------                    -----------------
      David M. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/1991,
      as General Partner

By:                                             Dated:
    -------------------------------                    -----------------
      Janet N. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/191,
      as General Partner

By:   Fullerheim Partners, Ltd.
      A California limited partnership,
      as General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            John W. Phelps II, General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            James S. Phelps, General Partner

     IN WITNESS WHEREOF, the parties have executed this Assignment & Assumption as evidenced by the authorized signatures below.

ASSIGNEE

[INSERT NAME OF BUYER/ASSIGNEE]

By:
    ----------------------------

Its:
    ----------------------------

Dated:
       -------------------------

                                   EXHIBIT D-2

                       SHORT FORM MEMORANDUM OF ASSIGNMENT
                             (WARDS/TARGET SUBLEASE)
                               (Sec. 7.3.2; 7.4.1)

Recording Requested By:

After Recording Mail To:


                     MEMORANDUM OF ASSIGNMENT AND ASSUMPTION
                            OF WARDS/TARGET SUBLEASE

     THIS MEMORANDUM OF ASSIGNMENT AND ASSUMPTION OF WARDS/TARGET SUBLEASE ("MEMORANDUM OF ASSIGNMENT") is made as of __________________, 2004, between ANATON ASSOCIATES, a California limited partnership, as Assignor, and ______________, as Assignee, with reference to that certain Assignment and Assumption of Wards/Target Sublease dated _______________ between such parties (the "ASSIGNMENT & ASSUMPTION").

     A. This Memorandum of Assignment is intended to evidence of record the assignment and assumption of the Wards/Target Sublease, described and memorialized in the following:

          (i) the Memorandum of Sublease dated as of September 12, 1986, and recorded May 15, 1987, as Instrument No. 87-274838, in the Official Records of Orange County, California.

          (ii) the First Amendment to Memorandum of Sublease dated as of April 9, 1987, and recorded November 17, 1987, as Instrument No. 87-646472, in the Official Records of Orange County, California.

          (iii) the Supplemental Agreement Pertaining to Sublease and Memorandum of Sublease dated as of November 17,1987, and recorded February 24, 1988, as Instrument No. 88-080160, in the Official Records of Orange County, California.

          (iv) the incorrectly entitled First [should read "Second"] Amendment to Memorandum of Sublease dated as of September 21, 2001, and recorded February 11, 2002, as Instrument No. 20020120386, in the Official Records of Orange County, California.

     B. The legal description of the property covered by the Wards/Target Sublease is attached hereto as Exhibit "A".

In addition, this Memorandum of Assignment shall provide third parties with constructive notice of the following with respect to the Wards/Target Sublease:

     1. The Wards/Target Sublease has been transferred and assigned from Assignor to Assignee and Assignee has assumed and agreed to be bound by all the terms, covenants, conditions and provisions of the Wards/Target Sublease for the balance of the term thereof.

     This Memorandum of Assignment may be executed in counterparts which together shall constitute but one and the same original.

     This Memorandum of Assignment is prepared for the purpose of recordation and in no way modifies the provisions of the Assignment & Assumption.

SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Assignment and Assumption of the Wards/Target Sublease as evidenced by the authorized signatures below.

ASSIGNOR

ANATON ASSOCIATES,
A California limited partnership

By:                                             Dated:
    -------------------------------                    -----------------
      Howard B. Jones, III, Trustee of the
      Revocable Trust dtd 12/2/1982, as
      General Partner

By:                                             Dated:
    -------------------------------                    -----------------
      David M. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/1991,
      as General Partner

By:                                             Dated:
    -------------------------------                    -----------------
      Janet N. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/191,
      as General Partner

By:   Fullerheim Partners, Ltd.
      A California limited partnership,
      as General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            John W. Phelps II, General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            James S. Phelps, General Partner

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Assignment and Assumption of the Wards/Target Sublease as evidenced by the authorized signatures below.

ASSIGNEE

[INSERT NAME OF BUYER/ASSIGNEE]

By:
    ----------------------------

Its:
    ----------------------------

Dated:
       -------------------------

                                   EXHIBIT E-1

                         LEASEHOLD ESTOPPEL CERTIFICATE

                             (RESTATED GROUND LEASE)
                                   (Sec. 3.2)

                         LEASEHOLD ESTOPPEL CERTIFICATE
                       (AMENDED AND RESTATED GROUND LEASE)

TO:  _______________________
     _______________________
     _______________________

Re: Amended and Restated Ground Lease dated December 1, 2003 (the "RESTATED GROUND LEASE" "), and Amended and Restated Memorandum of Lease (the "RESTATED GROUND LEASE MEMORANDUM") between FULLERTON METRO CENTER, LLC, a Delaware limited liability company, as LANDLORD, and ANATON ASSOCIATES, a California limited partnership, as TENANT, for the premises known as Parcel 2, Parcel 3, and Corner Parcel (the "PREMISES"), located at Fullerton Metrocenter (the "SHOPPING CENTER").

Be it known:

The undersigned Landlord and Tenant have been requested to confirm certain facts with respect to the Restated Ground Lease and Restated Ground Lease Memorandum as true and correct. These facts will be relied upon by a prospective purchaser of the captioned Shopping Center or a prospective lender or mortgagee in making a loan for which the Shopping Center will be security. With that understanding and intention that you will rely on the information herein, the undersigned confirm the following:

     1. Tenant is in possession of the Premises described in the Restated Ground Lease and Restated Ground Lease Memorandum.

     2. There is no work required to be done by Landlord with respect to the Premises or the Restated Ground Lease and Restated Ground Lease Memorandum.

     3. The commencement date of the Lease was DECEMBER 01, 2003.

     4. The initial term expires on DECEMBER 31, 2050.

     5. There are no options to renew or extend the lease term.

     6. The Lease is in full force and effect.

     7. A true and correct copy of the Restated Ground Lease and Restated Ground Lease Memorandum are attached hereto. There are no other amendments, modifications, supplements or extensions of the Restated Ground Lease or Restated Ground Lease Memorandum, written or oral.

     8. No rent under the Lease has been paid more than thirty (30) days in advance of the due date. Tenant is currently paying Fixed Rent under the Restated Ground Lease in the sum of $34,584.00 per month.

     9. There is no Security Deposit paid to or being held by Landlord under the Restated Ground Lease.

     10. To the best of Tenant's knowledge, Landlord is not presently in default under any of the terms, conditions or provisions of the Restated Ground Lease and Tenant has not given Landlord a notice of default under the Restated Ground Lease.

     11. To the best of Landlord's knowledge, Tenant is not presently in default under any of the terms, conditions or provisions of the Restated Ground Lease and Landlord has not given Tenant a notice of default under the Restated Ground Lease.

     The undersigned certify that the foregoing is true and correct.

SIGNATURE PAGES FOLLOW

LANDLORD

FULLERTON METRO CENTER, LLC
A Delaware limited liability company

By:   "TRUST"
       JOHN W. PHELPS II AND JAMES S. PHELPS
       AS TRUSTEES OF THE TESTAMENTARY TRUST
       CREATED BY THE LAST WILL AND TESTAMENT
       OF JOHN WILSON PHELPS, DECEASED

       By:                                      Dated:
           -------------------------------             --------------------
             John W. Phelps II, Trustee

       By:                                      Dated:
           -------------------------------             --------------------
             James S. Phelps, Trustee

By:   "FULLERHEIM"
        FULLERHEIM PARTNERS, LTD.
        A California limited partnership

        By:                                     Dated:
           -------------------------------             --------------------
             John W. Phelps II, General Partner

        By:                                     Dated:
           -------------------------------             --------------------
             James S. Phelps, General Partner

TENANT

ANATON ASSOCIATES
A California limited partnership

By:                                             Dated:
    -------------------------------                    -----------------
      Howard B. Jones III, Trustee of the
      Revocable Trust dtd 12/2/82, GENERAL PARTNER

By:                                             Dated:
    -------------------------------                    -----------------
      David M. Whitney, Co-Trustee of the
      Whitney Trust U/D/T dtd 6/17/91, GENERAL PARTNER

By:                                             Dated:
    -------------------------------                    -----------------
      Janet N. Whitney, Co-Trustee of the
      Whitney Trust U/D/T dtd 6/17/91, GENERAL PARTNER

By: FULLERHEIM PARTNERS
      A California limited partnership, GENERAL PARTNER

      By:                                       Dated:
          -------------------------                    -----------------
            John W. Phelps II, General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            James S. Phelps, General Partner

                                   EXHIBIT E-2

                         LEASEHOLD ESTOPPEL CERTIFICATE

                           (WARDS/TARGET/PHELPS LEASE)
                                   (Sec. 3.2)

                         LEASEHOLD ESTOPPEL CERTIFICATE
                           (WARDS/TARGET/PHELPS LEASE)

TO: __________________________
    __________________________
    __________________________

Re: Lease between The John Wilson Phelps Testamentary Trust, as Lessor, and the former Montgomery Ward & Co., Incorporated (herein "Wards"), as Lessee, dated as of May 1, 1964, and recorded October 16, 1964, as Instrument No. 14867, Book 7262, Page 621, Official Records of Orange County, California (herein the "Wards/Target/Phelps Lease").

The Wards/Target/Phelps Lease includes the written Addendum to Lease dated January 15, 1965, recorded February 5, 1965, as Instrument No. 5049 in Book 7405, Page 530, Official Records of Orange County, California (the "First Amendment"), the written Addendum to Lease dated August 25, 1965, recorded September 10, 1965, as Instrument No. 7394, in Book 7661, Page 701,' Official Records of Orange County, California, then re-recorded November 8, 1965, as Instrument No. 6463, in Book 7733, page 71, Official Records of Orange County, California (herein the "Second Amendment"), the Addendum dated September 30, 1966, recorded November 28, 1966, as Instrument No. 14503, in Book 8113, Page 155, Official Records of Orange County, California (herein the "Third Amendment"), and the unrecorded Fourth Amendment to Lease and Second Amendment to Sublease dated December 21, 2001 (the "Fourth Amendment"). The term "Wards/Target/Phelps Lease" includes all the foregoing written amendments.

Be it known:

The undersigned is Lessor under the Wards/Target/Phelps Lease. The undersigned has been requested to confirm certain facts with respect to the Wards/Target/Phelps Lease as true and correct. These facts will be relied upon by a prospective purchaser of the Fullerton Metrocenter (the "SHOPPING CENTER ") or a prospective lender or mortgagee in making a loan for which the Shopping Center will be security. With that understanding and intention that you will rely on the information herein, the undersigned confirm the following:

     1. The Wards/Target/Phelps Lease is in full force and effect.

     2. The current Lessee under the Wards/Target/Phelps Lease is Target Corporation which is in possession of the premises under the Wards/Target/Phelps Lease.

     3. The term of the Wards/Target/Phelps Lease expires on August 31, 2026, and Lessee has two five (5) year options to extend the lease term.

     4. The Wards/Target/Phelps Lease is not included with the sale of the Shopping Center.

     5. To the best of Lessor's knowledge, neither Lessor nor Lessee is in default under any of the terms, conditions or provisions of the Wards/Target/Phelps Lease, Lessor has not given to Lessee nor has Lessor received from Lessee a notice of default under the Wards/Target/Phelps Lease.

     The undersigned certify that the foregoing is true and correct.

LESSOR

JOHN W. PHELPS II AND JAMES S. PHELPS
AS TRUSTEES OF THE TESTAMENTARY TRUST
CREATED BY THE LAST WILL AND TESTAMENT
OF JOHN WILSON PHELPS, DECEASED

By:                                             Dated:
    -------------------------------                    -----------------
       John W. Phelps II, Trustee

By:                                             Dated:
    -------------------------------                    -----------------
       James S. Phelps, Trustee

                                   EXHIBIT E-3

                         LEASEHOLD ESTOPPEL CERTIFICATE

                         (FOR TARGET CORPORATION FOR THE
                             WARDS/TARGET SUBLEASE)
                                   (Sec. 3.2)

                         LEASEHOLD ESTOPPEL CERTIFICATE
                       (WARDS/TARGET SUBLEASE WITH ANATON)

TO:  _________________________
     _________________________
     _________________________

Re: Sublease between TARGET CORPORATION ("TARGET"), as successor-in-interest to the former Montgomery Ward & Co., Incorporated, as Sub-Landlord, and ANATON ASSOCIATES ("ANATON"), as Sub-Tenant, dated as of September 12, 1986, as subsequently amended and memorialized by a Memorandum dated September 12, 1986, recorded May 15, 1987, as Instrument No. 87-274838, Official Records of Orange County, California, and by a First Amendment to Sublease dated April 9, 1987, and recorded November 17, 1987, as Instrument No. 87-646472, Official Records of Orange County, California, and by that certain Supplemental Agreement pertaining to Sublease and Memorandum of Sublease dated November 17, 1987, and recorded February 24, 1998, as Instrument No. 88-080160, Official Records of Orange County, California, and by that certain unrecorded Fourth Amendment to Lease and Second Amendment to Sublease dated as of December 21, 2001 (collectively the "WARDS/TARGET SUBLEASE"), covering certain premises commonly known as Sublease Parcel 'B', Sublease Parcel 'C', Sublease Parcel 'D', Sublease Parcel 'E', Sublease Parcel 'F' and Sublease Parcel 'G' (collectively the "SUBLEASE PARCELS"), being a portion of the shopping center known as Fullerton Metrocenter, Fullerton, California (the "SHOPPING CENTER").

Be it known:

The undersigned Sub-Landlord has been requested to confirm certain facts with respect to the Wards/Target Sublease as true and correct. These facts will be relied upon by a prospective purchaser of the captioned Shopping Center or a prospective lender or mortgagee in making a loan for which the Shopping Center will be security. With that understanding and intention that you will rely on the information herein, the undersigned confirm the following:

     1. The Wards/Target Sublease is in full force and effect.

     2. To the best of Target's knowledge, Anaton is not presently in default beyond any applicable cure period under any of the terms, conditions or provisions of the Wards/Target Sublease and Target has not given Anaton a notice of default under the Wards/Target Sublease which has not been cured by Anaton.

     3. To the best of Target's knowledge, Target is not in default beyond any applicable cure period under any of the terms, conditions or provisions of the Wards/Target Sublease and Target has not received from Anaton a notice of default under the Wards/Target Sublease which has not been cured by Target.

     The undersigned certify that the foregoing is true and correct.

DATED:
       -------------------

SUB-LANDLORD

TARGET CORPORATION
A Minnesota Corporation

By:
    ----------------------------

Title:
       ----------------------------

                                    EXHIBIT F

                          FORM OF ESTOPPEL CERTIFICATE
                                   (Sec. 3.1)

                           TENANT ESTOPPEL CERTIFICATE

[INSTRUCTIONS TO TENANT: Please complete this form by filling in the missing information in the blanks. If the information requested is not applicable in your case, please write "N/A" in the blank. Thank you for your cooperation]

TO:  _____________________
     _____________________
     _____________________

Re: Lease dated ____________ (the "LEASE""), between ANATON ASSOCIATES, as LANDLORD, and __________________, as TENANT, for the premises located at Fullerton Metrocenter (the "SHOPPING CENTER"), having a street address of _________________, Fullerton, California (the "PREMISES").

Be it known:

The undersigned, as the captioned Tenant, has been requested to confirm certain information in the Lease as true and correct. This information will be relied upon by a prospective purchaser of the captioned Shopping Center or a prospective lender or mortgagee in making a loan for which the Shopping Center will be security. With that understanding and intention that you will rely on the information in this Certificate, the undersigned confirms the following:

     1. Tenant has accepted possession of the Premises described in the Lease and Tenant has opened for business in the Premises.

     2. All work required to be performed by Landlord under the Lease, if any, has been completed in a satisfactory manner.

     3. The commencement date of the Lease was ________________.

     4. The initial Lease term expires on _________________.

     5. The Lease gives Tenant ____________ options to extend the term of the Lease for a period of _____ years each.

     6. Tenant has not given Landlord any written or oral notice that Tenant intends to vacate the Premises, in whole or in part, except: ________________ (if "NONE", so state).

     7. The Lease is in full force and effect.

     8. A true and correct copy of the Lease and all amendments to the Lease are attached to this Estoppel Certificate. There are no other amendments, modifications, supplements or extensions of the Lease, written or oral.

     9. Except as set forth below, no rent under the Lease has been paid more than thirty (30) days in advance of the due date. Tenant is currently paying the following amounts each month under the Lease:

          (a) Minimum/Base Rent of $ ____________ per month which has been paid through the month of _____________, 2004.

          (b) Estimated Common Area Maintenance ("CAM") expenses in the estimated monthly amount of $ _________________. This monthly sum includes Tenant's pro rata share for real estate taxes and Landlord's insurance premiums.

     10. Tenant has a Security Deposit under the Lease in the amount of $ _____.

     11. The total square footage of the Premises is accurately set forth in the Lease.

     12. To the best of Tenant's knowledge, Landlord is not presently in default under any of the terms, conditions or provisions of the Lease and Tenant has not given Landlord a notice of default, except as follows: _________________________
________________________________________________________________________________
_____________________________________. (if "NONE", so state).

DATED:
       ---------------------

[INSERT TENANT NAME]

By:
    ---------------------------

Print Name:
            ---------------------

Its:
     --------------------------
              Print Title

                                    EXHIBIT G

                                  TENANT LEASES
                            (Recital F, Sec. 4.2.15)

                              FULLERTON METROCENTER

                                                                                      POSSESSION           DELINQUENT
           TENANT                    SPACE                    SECURITY DEPOSIT           Y/N                  Y/N
---------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp          N01                     $       3,257.00            Y                     N
AT&T                                  E03                     $       4,433.00            Y                     N
Avenue                                E01/02                  $           0.00            Y                     N
Bank of America                       Kiosk                   $           0.00            Y                     N
Baskin Robbins                        G01                     $       2,885.00            Y                     N
Beauty Avenue                         J03                     $       8,553.00            Y                     N
Beneficial Finance                    P07                     $           0.00            Y                     N
Bennigan's                            Pad K                   $           0.00            N                     N
Big Island BBQ                        H12                     $       2,616.00            Y                     N
Burger King                           Pad D                   $           0.00            Y                     N
Brite Dental                          N03/04                  $       3,450.00            Y                     N
Cheap Tickets, Inc.                   H08B                    $       4,180.00            N                     N
China Buffet                          G06                     $      14,076.00            Y                     N
Fantastic Sam's                       P06                     $       4,212.00            Y                     N
First Bank & Trust                    J01                     $           0.00            Y                     N
Gamestop, Inc.                        G-4                     $           0.00            Y                     N
GMP Vitamin                           H08A                    $       4,080.00            Y                     N
Henry's Marketplace                   R05                     $           0.00            N                     N
H&R Block                             N05                     $           0.00            Y                     N
Jenny Craig                           P08                     $       3,713.00            Y                     N
Jewelry Mart                          L01/05                  $      16,000.00            Y                     N
KY Fried Chicken                      Pad C                   $           0.00            Y                     N
Kim Sun Young Salon                   H09                     $       2,720.00            Y                     N
La Caffepia                           H10/11                  $       3,000.00            Y                     N
Lilacs Flowers & Gifts                H04                     $       3,000.00            Y                     N
Matsunoya Rest.                       H02/03                  $       2,950.00            Y                     N
Metro Dry Cleaning                    G03                     $       3,875.00            Y                     N
Miry Collection Store                 R04                     $       8,048.00            Y                     N
Orange County's Credit Union          R12                     $       6,800.00            Y                     N
Party America                         P01/02                  $           0.00            Y                     N
Payless Shoes                         E04                     $           0.00            Y                     N
PetsMart                              R01                     $           0.00            Y                     N
Pop's Unfinished Furniture            F3A                     $       8,312.00            Y                     N
Quizno's Subs                         G05                     $       2,562.00            Y                     N
Radio Shack                           H06/07                  $           0.00            Y                     N
Ruby's                                H01                     $           0.00            Y                     N
Sportmart, Inc.                       Q01                     $           0.00            Y                     N
Super Mex                             BPAD                    $      11,500.00            Y                     N
Sylvan Learning Centers               P03/05                  $           0.00            N                     N
Tilly's                               R02/03                  $           0.00            Y                     N
TipTop Nails                          H05                     $       2,250.00            Y                     N
Vans, Inc.                            Q02                     $           0.00            Y                     N
GriWest/WashMut/CitiFin               N02                     $           0.00            Y                     N
Wherehouse Ent.                       F03                     $           0.00            Y                     N
                                                              ----------------
TOTALS                                                        $     126,472.00
                                                              ================

VACANCY S.F.
------------
(vacancy)                             G02
(vacancy)                             F01

                                    EXHIBIT H

                              CC&R'S ESTOPPEL FORM
                                   (Sec. 3.3)

                           CC&R'S ESTOPPEL CERTIFICATE

TO: ________________________
    ________________________
    ________________________

Re: The "Declaration and Agreement Establishing Covenants, Conditions, Restrictions and Grant of Easements" dated September 12, 1986, and recorded May 15, 1987, as Instrument No. 87-274841, Official Records of Orange County; and that "First Amendment to Declaration and Agreement Establishing Covenants, Conditions, Restrictions and Grants of Easements" dated as of April 9, 1987, and recorded November 17, 1987, as Instrument No. 87-646471, Official Records of Orange County; and that "Second Amendment to Declaration and Agreement Establishing Covenants, Conditions, Restrictions and Grants of Easements" dated as of December 21, 2001, and recorded February 11, 2002, as Instrument No. 20020120384, Official Records of Orange County (herein collectively referred to as the "CC&Rs"),being an encumbrance of record against that certain shopping center commonly known as Fullerton Metrocenter (the "SHOPPING CENTER"), Fullerton, California.

Be it known:

The undersigned, ANATON ASSOCIATES, as Seller of the Shopping Center, has been requested to confirm certain facts with respect to the CC&R's as true and correct. These facts will be relied upon by a prospective purchaser of the Shopping Center or a prospective lender or mortgagee in making a loan for which the Shopping Center will be security. With that understanding and intention that you will rely on the information herein, the undersigned confirm the following:

     1. The CC&R's are in full force and effect and have not been modified or amended except as identified in the above caption.

     2. To the best of Seller's knowledge, there is no default presently existing under the CC&R's on the part of any party thereto and, to the best of Seller's knowledge, no notice of default has been given by or to Seller with respect to any other party to the CC&R's which default has not been fully cured.

     3. The CC&R's are a valid encumbrance against the Shopping Center which are enforceable pursuant to their stated terms and conditions.

     The undersigned certifies that the foregoing is true and correct.

DATED:
       --------------------

ANATON ASSOCIATES
A California limited partnership

By:
    -------------------------------
      Howard B. Jones, III, Trustee of the
      Revocable Trust dtd 12/2/82, GENERAL PARTNER

By:
    -------------------------------
      David M. Whitney, Co-Trustee of the
      Whitney Trust U/D/T dtd 6/17/91, GENERAL PARTNER

By:
    -------------------------------
      Janet N. Whitney, Co-Trustee of the
      Whitney Trust U/D/T dtd 6/17/91, GENERAL PARTNER

By: FULLERHELM PARTNERS
      A California limited partnership, GENERAL PARTNER

      By:
          -------------------------
            John W. Phelps II, General Partner

      By:
          -------------------------
            James S. Phelps, General Partner

                                    EXHIBIT I

                                  BILL OF SALE
                              (Sec. 4.2.13, 7.4.3)

                                  BILL OF SALE

Fullerton Metrocenter

Escrow No. _____________

     ANATON ASSOCIATES, a California limited partnership ("SELLER"), for valuable consideration, receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to _______________ ("BUYER"),all of the equipment and personal property listed on the inventory attached hereto as Exhibit "A" (the "PERSONAL PROPERTY").

     This sale and transfer is part of the purchase and sale of the shopping center commonly known as FULLERTON METROCENTER, and pursuant to the executed Purchase and Sale Agreement and Joint Escrow Instructions between Seller and Buyer dated as of May ______, 2004.

     Seller relinquishes to Buyer all of Seller's right, title and interest in and to the Personal Property, whatever such right, title and interest may be, and warrants that, to the best of Seller's knowledge, Seller has not encumbered any of the Personal Property nor previously sold or assigned any right, title or interest therein to any other person.

     Seller neither makes nor grants any warranty or representation whatsoever regarding the condition of the Personal Property and makes no warranty, express or implied, regarding the merchantability or fitness for intended purpose of the Personal Property. All Personal Property is sold and transferred to Buyer in its "as is" condition with all faults.

     Seller shall not be responsible for the payment of any transfer fees, sales taxes, use taxes or any other fees or expenses in connection with the sale and transfer of the Personal Property and Buyer shall be solely responsible therefor.

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by its authorized representative as of the date set forth below.

ANATON ASSOCIATES
A California, limited partnership


By:                                             Dated:
    -------------------------------                    -----------------
      Howard B. Jones III
      GENERAL PARTNER

By:                                             Dated:
    -------------------------------                    -----------------
      John W. Phelps, as General Partner
      of Fullerheim Partners, Ltd.
      a California limited partnership,
      GENERAL PARTNER

                           EXHIBIT "A" TO BILL OF SALE

                                 INVENTORY LIST

                                    EXHIBIT J

                                NOTICE TO TENANTS
                                  (Sec. 7.4.8)

[Name of Tenant]                                [Escrow Closing Date]
[Address of Tenant]
[City, State, ZIP]

Re:   Premises located at [shopping center
      address], Fullerton, California
      ----------------------------------

Dear Tenant:

Effective the date of this letter, Fullerton Metrocenter Shopping Center was acquired by [NAME OP PURCHASER]. As the new owner, [NAME OF PURCHASER] has assumed all obligations as your Landlord under the lease covering your captioned premises at the shopping center.

We wanted to advise you of the change. We also want to advise that the existing property manager, Williams Real Estate Management, Inc. ("WREM"), will remain as property manager in order to provide continuity during this change. You should continue to remit payment of rent and other lease charges to WREM, except that payment should now be made payable to [INSERT NAME OF NEW PAYEE]. This change is effective commencing with the next installment of rent accruing under your Lease.

If you have any questions or wish to discuss any aspect of your tenancy at Fullerton Metrocenter, you may continue to contact Audrey or Becky at WREM for the same level of service that you enjoyed under the previous owner.

As new owner, we anticipate a long and beneficial relationship with you and wants you to know that Fullerton Metrocenter will be maintained at the same high level of competency and attention that you have come to expect.

Sincerely,

[NEW OWNER REP]                                 [OLD OWNER REP]

                                    EXHIBIT K

                           ASSIGNMENT OF TENANT LEASES
                               (Sec. 7.3.3, 7.4.2)

FULLERTON METROCENTER

EFFECTIVE DATE: __________________

                     ASSIGNMENT OF TENANT LEASES, WARRANTIES
                              AND SERVICE CONTRACTS

     This Assignment is entered into by and between ANATON ASSOCIATES, a California limited partnership, as "SELLER", and __________________, as "BUYER", a __________________, with respect to the following:

                                R E C I T A L S:

     A. Seller and Buyer entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of May 18, 2004 (the "PURCHASE AGREEMENT"), whereby Seller agreed to sell, assign and set over to Buyer all of Seller's right, title and interest in and to a certain shopping center commonly described as Fullerton Metrocenter (the "PROPERTY"), as more particularly set forth therein.

     B. Escrow closed for the transfer of the Property on _________ (the "EFFECTIVE DATE") pursuant to Escrow No. _____________, with First American Title Company, as Escrow Holder.

     C. Included in the purchase and sale of the Property was all of Seller's right, title and interest in all Tenant Leases (as defined in the Purchase Agreement) as well as all Warranties and Service Contracts related to the Property.

     D. Seller desires to assign, transfer and set over to Buyer all of Seller's right, title and interest in the Tenant Leases, the Warranties and the Service Contracts and Buyer agrees to accept the foregoing, all as provided herein.

IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN AND OTHER VALUABLE CONSIDERATION, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

     1. ASSIGNMENT OF TENANT LEASES. As of the Effective Date, Seller does hereby transfer, assign and set over to Buyer all of Seller's right, title and interest, as Landlord or Lessor, in and to the Tenant Leases, and all security deposits and payments and prepaid rentals on such Tenant Leases. The Tenant Leases being assigned and transferred hereby are set attached hereto as Exhibit "A".

     2. ASSIGNMENT OF PERMITS AND LICENSES. As of the Effective Date, Seller does hereby transfer, assign and set over to Buyer all of Seller's right, title and interest, if any, in and to the name "Fullerton Metrocenter", and in and to all operating and occupational permits, and all other licenses, permits and certificates issued by any governmental agency, to the extent the same may be sold and transferred by Seller, relating to the Property.

     3. ASSIGNMENT OF WARRANTIES AND GUARANTIES. As of the Effective Date, Seller does hereby transfer, assign and set over to Buyer all of Seller's right, title and interest in any and all warranties and guaranties, if any, in effect for any improvements on the Property.

     4. Assignment OF SERVICE CONTRACTS. As of the Effective Date, Seller does hereby transfer, assign and set over to Buyer all of Seller's right, title and interest in any and all Service Contracts, if any, relating to the operation or management of the Property.

     5. ASSUMPTION OF TENANT LEASES. As of the Effective Date, Buyer does hereby assume all obligations and liabilities of the landlord or lessor arising on or after the Effective Date under all the Tenant Leases and including, without limitation, the refund of all security deposits held in respect of such Tenant Leases delivered herewith to Buyer.

     6. DISCHARGE OF SELLER. As of the Effective Date, Seller is released and discharged from any and all liability under the Tenant Leases which may or shall accrue from and after the Effective Date.

     7. SUCCESSORS AND ASSIGNS. The covenants and agreements contained in this Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective valid, permitted heirs, successors and assigns.

SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the parties have executed this Assignment as evidenced by the authorized signatures below.

"SELLER"

ANATON ASSOCIATES,
A California limited partnership

By:                                             Dated:
    -------------------------------                    -----------------
      Howard B. Jones, III, Trustee of the
      Revocable Trust dtd 12/2/1982, as
      General Partner

By:                                             Dated:
    -------------------------------                    -----------------
      David M. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/1991,
      as General Partner

By:                                             Dated:
    -------------------------------                    -----------------
      Janet N. Whitney, Co-Trustee of The
      Whitney Trust U/D/T dated 6/17/191,
      as General Partner

By:   Fullerheim Partners, Ltd.
      A California limited partnership,
      as General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            John W. Phelps II, General Partner

      By:                                       Dated:
          -------------------------                    -----------------
            James S. Phelps, General Partner

     IN WITNESS WHEREOF, the parties have executed this Assignment as evidenced by the authorized signatures below.

"BUYER"

[INSERT NAME OF BUYER/ASSIGNEE]

By:
    ----------------------------

Its:
    ----------------------------

Dated:
       -------------------------

                              FULLERTON METROCENTER

                                                                                      POSSESSION           DELINQUENT
           TENANT                    SPACE                    SECURITY DEPOSIT           Y/N                  Y/N
---------------------------------------------------------------------------------------------------------------------
Aelphia Communications Corp           N01                     $       3,257.00            Y                     N
AT&T                                  E03                     $       4,433.00            Y                     N
Avenue                                E01/02                  $           0.00            Y                     N
Bank of America                       Kiosk                   $           0.00            Y                     N
Baskin Robbins                        G01                     $       2,885.00            Y                     N
Beauty Avenue                         J03                     $       8,553.00            Y                     N
Beneficial Finance                    P07                     $           0.00            Y                     N
Bennigan's                            Pad K                   $           0.00            N                     N
Big Island BBQ                        H12                     $       2,616.00            Y                     N
Burger King                           Pad D                   $           0.00            Y                     N
Brite Dental                          N03/04                  $       3,450.00            Y                     N
Cheap Tickets, Inc.                   H08B                    $       4,180.00            N                     N
China Buffet                          G06                     $      14,076.00            Y                     N
Fantastic Sam's                       P06                     $       4,212.00            Y                     N
First Bank & Trust                    J01                     $           0.00            Y                     N
Gamestop, Inc.                        G-4                     $           0.00            Y                     N
GMP Vitamin                           H08A                    $       4,080.00            Y                     N
Henry's Marketplace                   R05                     $           0.00            N                     N
H&R Block                             N05                     $           0.00            Y                     N
Jenny Craig                           P08                     $       3,713.00            Y                     N
Jewelry Mart                          L01/05                  $      16,000.00            Y                     N
KY Fried Chicken                      Pad C                   $           0.00            Y                     N
Kim Sun Young Salon                   H09                     $       2,720.00            Y                     N
La Caffepia                           H10/11                  $       3,000.00            Y                     N
Lilacs Flowers & Gifts                H04                     $       3,000.00            Y                     N
Matsunoya Rest.                       H02/03                  $       2,950.00            Y                     N
Metro Dry Cleaning                    G03                     $       3,875.00            Y                     N
Miry Collection Store                 R04                     $       8,048.00            Y                     N
Orange County's Credit Union          R12                     $       6,800.00            Y                     N
Party America                         P01/02                  $           0.00            Y                     N
Payless Shoes                         E04                     $           0.00            Y                     N
PetsMart                              R01                     $           0.00            Y                     N
Pop's Unfinished Furniture            F3A                     $       8,312.00            Y                     N
Quizno's Subs                         G05                     $       2,562.00            Y                     N
Radio Shack                           H06/07                  $           0.00            Y                     N
Ruby's                                H01                     $           0.00            Y                     N
Sportmart, Inc.                       Q01                     $           0.00            Y                     N
Super Max                             BPAD                    $      11,500.00            Y                     N
Sylvan Learning Centers               P03/05                  $           0.00            N                     N
Tilly's                               R02/03                  $           0.00            Y                     N
TipTop Nails                          H05                     $       2,250.00            Y                     N
Vans, Inc.                            Q02                     $           0.00            Y                     N
GriWest/WashMat/CitiFin               N02                     $           0.00            Y                     N
Wherehouse Ent.                       F03                     $           0.00            Y                     N
                                                              ----------------
TOTALS                                                        $     126,472.00
                                                              ================

VACANCY S.F.
(vacancy)                             G02
(vacancy)                             F01

                            EXHIBIT A - TENANT LEASES